LOAN AND SECURITY AGREEMENT
                 This LOAN AND SECURITY AGREEMENT made and dated as of November 1, 2001, by and between

                 FIVE STAR GROUP, INC., a corporation of the State of Delaware with its principal corporate place of business at 903 Murray Road, East Hanover, Morris County, New Jersey 07936 with its mailing address at 903 Murray Road, P.O. Box 357, East Hanover, Morris County, New Jersey 07936 (hereinafter referred to as "BORROWER")

                                       and

                 SUMMIT BUSINESS CAPITAL CORP., doing business as Fleet Capital-Business Finance Division, a corporation organized and existing under the laws of the State of New Jersey with offices at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as agent for the lenders who have executed the signature page hereto (in such capacity being hereinafter referred to as "AGENT")

                                       and

                 the lenders that have executed the signature page hereto (each being hereinafter called a "LENDER" and collectively called "LENDERS")

                                 WITNESSES THAT:

                 (1) WHEREAS, BORROWER is desirous of borrowing $25,000,000 from the LENDERS in the form of a revolving loan (called the "Revolving Loan" in this Agreement and more fully defined in Section 2.1 below);

                 (2) WHEREAS, BORROWER seeks to enter into a relationship with AGENT and the LENDERS setting forth an understanding relating to the manner by which BORROWER may obtain advances under such Revolving Loan from the LENDERS and the time and the manner of the repayment of such advances;


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                                        2

                 (3) WHEREAS, AGENT and the LENDERS are willing to enter into this Agreement but only if the conditions contained in this Agreement are satisfied;

                 (4) WHEREAS, to induce AGENT and the LENDERS to enter into this Agreement and to extend the benefits of the Revolving Loan to BORROWER, BORROWER is willing to execute this Agreement and comply with the provisions of this Agreement or cause them to be complied with;

                 NOW THEREFORE in consideration of the premises and the covenants contained in this Agreement and for other good and valuable consideration, BORROWER, LENDERS and AGENT do hereby agree as follows:


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                                    ARTICLE I

                                   DEFINITIONS

                1.1 INCORPORATION OF CERTAIN DEFINITIONS. The terms "AGENT", "BORROWER", "LENDER" and "LENDERS" shall have the meanings given those terms in the Preamble and "Whereas" Clauses of this Agreement.

                1.2 "ACCOUNTING TERMS". Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, except that references in Article V and/or Article VI to GAAP shall be deemed to refer to generally accepted accounting principles as in effect on the date of the financial statements delivered pursuant thereto and consistently applied over the period to which they relate.

                1.3 "ACCOUNTS" or "ACCOUNTS RECEIVABLE" means, in addition to the definition of "account" as contained in the UCC, all of the accounts and Contract Rights of BORROWER (including its rights as an unpaid vendor, or lienor, including stoppage in transit, replevin and reclamation), instruments, documents, chattel paper, notes, drafts, warehouse receipts and general intangibles, whether secured or unsecured, and whether or not specifically assigned hereunder to AGENT for the ratable benefit of the LENDERS, and includes a right to payment which has been earned under a Contract Right and all Inventory returned or reclaimed from Account Debtors and all rights to payment of money for Goods sold or leased or services rendered.

                1.4 "ACCOUNT DEBTOR" means, in addition to the definition of "account debtor" as contained in the UCC, the person or persons obligated to BORROWER on an Account, or Contract Right, or who is represented by BORROWER to be so obligated.

                1.5 "ADVANCES" is a collective term which means all cash advances and extensions of monetary credit (including those reimbursable expenses of AGENT and the LENDERS deemed to be Advances under this Agreement and other amounts which AGENT or the LENDERS are authorized by this Agreement to charge against the Revolving Loan) now or at any time hereafter made by AGENT and the LENDERS to BORROWER under the Revolving Loan.

                1.6 "AGENT" means FLEET CAPITAL CORPORATION, in its capacity as Agent for the LENDERS hereunder, and shall include any successor thereof as Agent, appointed as such pursuant to Section 9.10.

                1.7 "AGREEMENT" is a collective term which means all of the following:

                     (a)      this Loan and Security Agreement; and

                     (b)      all extensions, modifications (including
                               without limitation modifications increasing or decreasing the amount of the Revolving Loan), refinancings, renewals, substitutions, replacements and/or redatings hereof.

                1.8 "ASSET PURCHASE AGREEMENT" means that certain Asset Purchase Agreement dated August 31, 1998 between SELLER (as seller and under the name "FIVE STAR GROUP, INC.") and BORROWER (as buyer and under the name "FIVE STAR ACQUISITION CORP.") relating to the sale by SELLER and the purchase by BORROWER of SELLER's assets, a copy of such Asset Purchase Agreement being attached to the Certification Responsive to the Loan Agreement.


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                1.9 "ASSIGNMENT  AND ACCEPTANCE"  means an agreement in the form of Exhibit "A" attached hereto.

                1.10  "BLOCKED  ACCOUNT"  shall  mean  any  one of  the  Blocked
Accounts.

                1.11 "BLOCKED ACCOUNTS" means the checking/demand deposit operating accounts (if more than one) which are maintained in BORROWER's name for the benefit of AGENT or the LENDERS at one or more financial institutions (including Fleet National Bank) of AGENT's choosing and into which are deposited
(a) all sums from any of the Lockboxes and/or (b) all Proceeds and other sums which BORROWER receives from any sale, lease, transfer, exchange or other disposition of any of its assets (whether tangible or intangible) or which BORROWER receives for any other reason whatsoever, including, without limitation
(1) Proceeds received as payment for services rendered by BORROWER and/or payment from sales of its Equipment, Goods, Inventory and/or services to Account Debtors and/or other third parties, and/or (2) Proceeds of any insurance or condemnation awards received by BORROWER.

                1.12 "BOOKS AND RECORDS" means, in addition to the definition of "General Intangibles" contained in the UCC, all books and records (including such books and records as are contained in computerized storage media), including, without limitation, all inventory, purchasing, accounting, sales, export, import, manufacturing, banking and shipping records, all customer and supplier lists, files, records, literature and correspondence and all advertising, marketing and public relations materials, drawings, engineering, manufacturing and assembly information, operating and training manuals, quotations, bids, trade association membership, customer credit information and pricing information, business plans, studies and analysis and personnel records.

                1.13 "BORROWING BASE CERTIFICATE" means that certain certification in the form attached hereto as Exhibit "B" for certifications which are required to be submitted no less frequently than weekly, setting forth, among other things, information relating to amounts and agings of Eligible Receivables and/or amounts and values of Eligible Inventory.

                1.14 "BUSINESS DAY" shall mean a day on which AGENT and its affiliate Fleet National Bank are open for business during their usual business hours and offering substantially all their services

                1.15 "CERTIFICATION AS TO LIENS" means that certification given by BORROWER setting forth the existence or non-existence of UCC liens filed against BORROWER.

                1.16 "CERTIFICATION RESPONSIVE TO THE GUARANTY" is a collective term which means the certification of GUARANTOR as to the truth and accuracy of certain representations and warranties set forth in the Guaranty, to which is attached each of the following:

                    (a)  Exhibit   "A":  the   Certification   of  an  assistant
                         corporate  secretary  or  the  corporate  secretary  of
                         GUARANTOR as to a true, complete and correct copy of the resolutions adopted by GUARANTOR's Board of Directors authorizing the execution, delivery and performance of the Guaranty and any other documents required thereunder or hereunder;

                    (b)  Exhibit   "B":  the   Certification   of  an  assistant
                         corporate secretary or the corporate secretary of GUARANTOR as to the true, complete and correct copy of the incumbency and specimen signatures of those officers of GUARANTOR who are to execute the Guaranty and any other documents required thereunder or hereunder;

                    (c) Exhibit "C": a true, complete and correct copy of GUARANTOR's Certificate of Incorporation, as amended;

                    (d) Exhibit "D": a true, complete and correct copy of GUARANTOR's By-Laws, as amended;

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                    (e)  Exhibit "E": the  certificate as to the "Good Standing"
                         of GUARANTOR for the State of Delaware;

                    (f) Exhibit "F": the certificate as to the "Good Standing" of GUARANTOR for the State of New York.

                1.17 "CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of BORROWER as to the truth and accuracy of certain representations and warranties, to which is attached each of the following:

                    (a)  Exhibit   "A":  the   Certification   of  an  assistant
                         corporate secretary or the corporate secretary of BORROWER as to a true, complete and correct copy of the resolutions adopted by BORROWER's Board of Directors authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents;

                    (b)  Exhibit   "B":  the   Certification   of  an  assistant
                         corporate secretary or the corporate secretary of BORROWER as to a true, complete and correct copy of the incumbency and specimen signatures of those officers of BORROWER who are to execute this Agreement and the other Loan Documents; and

                    (c) Exhibit "C": a true, complete and correct copy of BORROWER's Certificate of Incorporation, as amended (including, the certificate of amendment changing BORROWER's name from "FIVE STAR ACQUISITION CORP." to "FIVE STAR GROUP, INC.");

                    (d) Exhibit "D": a true, complete and correct copy of BORROWER's By-Laws, as amended;

                    (e) Exhibit "E": the certificate as to BORROWER's "Good Standing" or authorization to do business in the State of Connecticut;

                    (f) Exhibit "F": the certificate as to BORROWER's "Good Standing" or authorization to do business in the State of Massachusetts;

                    (g) Exhibit "G": the certificate as to BORROWER's "Good Standing" or authorization to do business in the State of New Jersey;

                    (h) Exhibit "H": the certificate as to BORROWER's "Good Standing" or authorization to do business in the State of New York;

                    (i) Exhibit "I": copies of the legal documents which BORROWER will cause to be filed in the State of Connecticut so as to qualify BORROWER to do business in the State of Connecticut;

                    (j) Exhibit "J": copies of the legal documents which BORROWER will cause to be filed in the State of Massachusetts so as to qualify BORROWER to do business in the State of Massachusetts;

                    (k) Exhibit "K": copies of the legal documents which BORROWER will cause to be filed in the State of New Jersey so as to qualify BORROWER to do business in the State of New Jersey;

                    (l) Exhibit "L": copies of the legal documents which BORROWER will cause to be filed in the State of New York so as to qualify BORROWER to do business in the State of New York;

                    (m)  Exhibit "M": copy of the Asset Purchase Agreement;

                    (n) Exhibit "N": copy of the Bill of Sale transferring assets sold by SELLER (under its current name "JL DISTRIBUTORS, INC.") and bought by BORROWER (under the name "FIVE STAR GROUP, INC.) pursuant to the Asset Purchase Agreement.

                1.18 "CHATTEL PAPER" means, in addition to the definition of "chattel paper" as contained in the UCC, all writing or writings which evidence both a money obligation and a security interest in, or a sale or lease of, specific Equipment, Inventory or Goods. When a transaction is evidenced by such a security agreement or a sale or a lease and by an Instrument or series of Instruments, the group of writings taken together constitutes Chattel Paper. Chattel Paper shall not include any "account" as that term is defined in the UCC.

                1.19 "COLLATERAL" is a collective term which means all of the following:


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                    (a)  all  property   (including   but  not  limited  to  all
                         Collateral described in Article III of this Agreement),
                         whether  real,   personal  or  mixed,  or  tangible  or
                         intangible,   now  or  at  any  time  hereafter  given,
                         assigned or pledged to AGENT to secure the Liabilities by BORROWER or by GUARANTOR; and

                    (b)  all products and Proceeds of the foregoing.

                1.20 "COMMITMENT" of any LENDER means the amount set forth opposite such LENDER's name on Schedule "A" attached hereto, as such schedule may be amended from time to time, under the heading "Commitment", as such amount may be reduced from time to time pursuant to the terms of this Agreement.

                1.21 "CONTRACT RIGHTS" means any right of BORROWER to receive payment or performance under a contract not yet earned by payment and/or performance and any franchise right to operate a business.

                1.22 "DEFAULT RATE" means a rate per annum equal to the lesser of (a) 200 basis points in excess of the contractual rate of interest which would otherwise be paid by BORROWER without giving effect to any reduction to which BORROWER may be entitled by compliance with Performance Benchmark #1 or Performance Benchmark #2 or Performance Benchmark #3 or (b) the maximum rate allowed by law, it being intended that at no time shall the rate of interest payable on the Revolving Loan be calculated at a rate higher than the maximum rate allowed by law.

                1.23 "DELINQUENCY NOTICE" shall have the meaning given that term in Section 9.17(a)(1).

                1.24 "DELINQUENT LENDER" shall have the meaning given that term in Section 9.17(a).

                1.25 "ELECTING LENDER" shall have the meaning given that term in
Section 9.17(a).

                1.26 "ELECTION NOTICE" shall have the meaning given that term in
Section 9.17(a).

                1.27 "ELECTION PERIOD" shall have the meaning given that term in
 Section 9.17(a).

                1.28 "ELIGIBLE ASSIGNEE" means a commercial bank or other financial institution organized under the laws of the United States of America or any state and having a combined capital and surplus of at least Five Hundred Million ($500,000,000) Dollars.

                1.29 "ELIGIBLE INVENTORY" is a collective term which means and includes such of BORROWER's Inventory which is and at all times shall continue in all respects to be acceptable and satisfactory to AGENT in its discretion, exercised in good faith and using reasonable commercial judgment, and which, not in limitation of the foregoing, also consists of the following:

                    (a) that portion of BORROWER's inventory of finished goods held for sale by BORROWER, normally and currently saleable in the ordinary course of BORROWER's business, and which at all times pertinent hereto is of good and merchantable quality, free from defects, as to which AGENT has a perfected first priority lien, and which is located at the location or locations set forth in
                         Section 4.5 hereof, and as to which BORROWER has satisfied all terms, conditions, warranties and representations of this Agreement and the other Loan Documents and which is valued at the lower of (i) its cost or (ii) its market value; but

                    (b)  Eligible   Inventory   does  not  include  any  of  the
                         following:

                         (1) catalogs and other promotional materials of any
                             kind;

                         (2) raw materials;

                         (3) work in process;

                         (4) any returned items unless returned in salable condition;

                         (5)  any damaged, defective or recalled items;

                         (6)  any obsolete items;

                         (7) any items used as demonstrators, prototypes or salesmen's samples;

                         (8) any items of Inventory which have been consigned to BORROWER or as to which any third person claims a lien;

                         (9) any items of Inventory which have been consigned by BORROWER to a consignee;

                         (10) any items of Inventory which BORROWER maintains on
                              a "bill and hold" basis;

                         (11) packing and shipping materials;

                         (12) Inventory which in the reasonable judgment of
                              AGENT exercised in good faith using reasonable commercial judgment is considered to be slow moving or otherwise not merchantable.

                1.30 "ELIGIBLE RECEIVABLES" is a collective term which means and includes such of BORROWER's Accounts Receivable which are and at all times shall continue in all respects to be acceptable and satisfactory to AGENT in its discretion, exercised in good faith and using reasonable commercial judgment, and which, not in limitation of the foregoing, also consist of Accounts Receivable which are created by BORROWER in the ordinary course of business in an arm's length third party transaction, are genuine and in all respects are what they purport to be. In addition to the foregoing, an Account shall be deemed to be an Eligible Receivable only if as of the date of computation of Eligible Receivables, such Account shall not have been outstanding for more than ninety (90) days from the date of the invoice, provided, however, that the following shall apply:

                    (a) if the Account is in respect of goods to be sold by the Account Debtor in a new retail establishment, then, such Account shall not have been outstanding for more than two hundred seventy (270) days from the date of invoice, provided, that the maximum amount of Accounts beyond 90 days from the date of the invoice which shall be considered Eligible Receivables pursuant to this subsection (a) shall not exceed $75,000 in the aggregate at any time; and


                    (b) in the case of a "dated sale", if the terms of sale were otherwise entered into by BORROWER in respect of such invoice in the ordinary course of BORROWER's business, (1) then, as of the date of computation of Eligible Receivables, such Account shall not have been outstanding for more than one hundred fifty (150) days from the date of the invoice related to such "dated sale", (2) provided, however, that if the Account relates to the sale of "Cabot's Stain", then such Account shall not have been outstanding for more than one hundred eighty (180) days from the date of the invoice related to such "dated sale", (3) further, provided, that the maximum amount of Accounts which shall be considered Eligible Receivables pursuant to this Subsection (b) shall not exceed $4,000,000 in the aggregate at any time, and of such amount, not more than $1,500,000 in the aggregate of such Accounts shall at any time consist of the Accounts referred to in subsection (b)(2) of this definition. 1.31 "EQUIPMENT" means, in addition to the definition of "equipment" contained in the UCC, all of BORROWER's personal property, fixtures, machinery and equipment, trailers, handling and delivery equipment, cranes and hoisting equipment, office machines and furniture -- in all cases above, of every kind, nature and description and whether affixed to realty or not.

                1.32 "EVENT OF DEFAULT" has the meaning set forth in Article VII of this Agreement.

                1.33 "GAAP" means generally accepted accounting principles, consistently applied over the period to which they relate.

                1.34 "GENERAL INTANGIBLES" means, in addition to the definition of "General Intangibles" contained in the UCC, each of the following:

                    (a) all rights of BORROWER, including but not limited to all rights to property, choses in action and other rights of BORROWER not otherwise specifically included elsewhere in this Agreement, further including but not limited to all present and future federal and state tax refunds, trademarks, trade names, service marks, copyrights and patents, all rights under license agreements for the use of same, warranties, insurance proceeds and condemnation awards; and

                    (b) (1) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (2) all trademarks (including, without limitation, service marks, trade dress, logos, trade names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith;
                         (3) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (4) all mask works and all applications, registrations, and renewals in connection therewith;
                         (5) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals, secret processes and procedures, engineering, production, assembly, design, installation, other technical drawings and specifications, working notes and memos, market studies, consultants' reports, technical and laboratory data, competitive samples, engineering prototypes, and all similar property of any nature, tangible or intangible); (6) all computer software (including data and related documentation), computer applications software, owned or licensed, whether for general business usage (e.g., accounting, word processing, graphics, spreadsheet analysis, etc.) or specific, unique-to-the-business usage (e.g., order processing, manufacturing, process control, shipping, etc.) and computer operating, security or programming software; (7) all rights in and to any domain names and url addresses ; (8) all other proprietary rights; and
                         (9) all copies and tangible embodiments thereof (in whatever form or medium);

                    (c) all federal, foreign, state, local and other governmental consents, licenses, permits, franchises, approvals, notifications, numbers and identifiers issued by governmental authorities, grants and other authorizations required for the operation of BORROWER's business;

                    (d) all unperformed commitments or obligations owing to BORROWER which pertain to BORROWER's business;

                    (e) all other tangible and intangible assets (including the telephone and facsimile numbers used in connection with BORROWER's business, all causes of action, rights of action (whether in tort, contract or otherwise), contract rights and warranty and product liability claims against third parties), unliquidated rights and claims pursuant to warranties made by manufacturers, suppliers or vendors, claims for refunds, rights of off-set and credits of all kinds, which are used or useful in or necessary to the operation of BORROWER's business; and

                    (f) all of the goodwill associated with BORROWER's business as a going concern.

                1.35 "GOODS" means, in addition to the definition of "Goods" as contained in the UCC, all articles of tangible personal property capable of being sold, supplied, leased or otherwise disposed of and shall also mean and include all of BORROWER's right, title and interest in and to the goods and other property underlying or securing any of the Accounts Receivable.

                1.36 "GUARANTOR" means "FIVE STAR PRODUCTS, INC." (formerly known as "AMERICAN DRUG COMPANY, INC.", a corporation of the State of Delaware with its principal corporate place of business at 9 West 57th Street, Suite 4170, New York (New York County), New York 10019.

                1.37 "GUARANTY" is a collective term which means all of the following:

                         (a) that certain unlimited guaranty (dated even date herewith) given by GUARANTOR to AGENT for the ratable benefit of the LENDERS guaranteeing payment and performance of the Liabilities; and

                         (b) all extensions, modifications, refinancings, renewals, substitutions, replacements and/or redatings of such certain guaranty.

                1.38 "INSTRUMENT" means, in addition to the definition of "instrument" as contained in the UCC, a negotiable instrument or a security, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of the type which is, in the ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

                1.39 "INVENTORY" means, in addition to the definition of "inventory" as contained in the UCC, all Equipment, Inventory or Goods held by BORROWER for resale or lease or furnished or to be furnished under contracts of service, and shall include all goods, materials and supplies (including but not limited to incidentals, packaging materials and all other items which contribute to the finished product or to the promotion or sale thereof) used or usable in manufacturing, processing, packaging or shipping and shall also include raw materials, goods and work in process and finished goods, and all goods returned by or reclaimed from customers or Account Debtors of BORROWER.

                1.40 "LANDLORD'S CONSENTS" is a collective term which means all of the following (copies of the following appearing as Exhibit "C" attached hereto and made a part hereof):

                    (a) those certain consents heretofore provided by the fee owner or fee owners of the premises described in
                         Section 4.5(a) below;

                    (b) the acknowledgments given by such fee owner or fee owners (and included as part of their consent to
                         BORROWER's  assumption  of  the  prior  tenant's  lease
                         obligations relating to such premises) that such consents continue for the benefit of AGENT.

               1.41 "LENDING FORMULA" shall have the meaning given that term in
Section 2.2(a).

                1.42 "LIABILITIES" means all of the following:

                    (a) principal due on the Revolving Loan and the Revolving Notes (including all Advances, re-Advances, borrowings and re-borrowings under the Revolving Loan and the Revolving Notes) to be paid with interest thereon as required by this Agreement;

                    (b) Advances, re-Advances, borrowings and re-borrowings which are and which may be made from time to time to BORROWER under this Agreement not in compliance with the Lending Formula or the "loan value" requirements of
                         Article II;

                    (c) Advances, re-Advances, borrowings and re-borrowings which are and which may be made from time to time to BORROWER under this Agreement over and above any monetary limitation on the Revolving Loan and over and above any other lending limitation contained in this Agreement, and the interest thereon;

                    (d) any and all claims, damages, losses, liabilities, reasonable costs or expenses whatsoever which AGENT or any LENDER may incur (or which may be claimed against AGENT or any LENDER by any person or entity whatsoever including AGENT's affiliate Fleet National Bank) by reason of or in connection with the execution and delivery of, or payment or failure to pay under the Revolving Loan and/or this Agreement;

                    (e) all other indebtedness, liabilities and obligations owing, arising, due and payable from BORROWER to AGENT and the LENDERS of every kind or nature, whether absolute or contingent, due or to become due, joint or several, liquidated or unliquidated, matured or unmatured, primary or secondary, now existing or hereafter incurred, purchase money or nonpurchase money, arising under this Agreement or any of the other Loan Documents, regardless of the form or purpose of such indebtedness, liabilities or obligations, including, without limitation, all interest, commissions, checking account overdrafts, bank overdrafts, charges, expenses, attorneys' fees and obligations which BORROWER may have (under contract or any applicable law) to reimburse AGENT in connection with any hedge contract, foreign exchange contract, Letter of Credit, indemnity or guaranty issued by AGENT to BORROWER or for BORROWER's benefit pursuant hereto;

                    (f) the amount due upon any notes or other obligations given to, or received by, any LENDER on account of any of the foregoing; and

                    (g) the performance and fulfillment by BORROWER of all the terms, conditions, promises, covenants and provisions contained in this Agreement and the other Loan
                         Documents to which BORROWER is a party, whether now existing or hereafter arising or created.

                1.43 "LIBOR-RELATED DEFINITIONS": The following terms shall have the meanings given to them in the Sections referenced below:

                    (a)  "LIBR"  shall  have the  meaning  given  that  term in
                         Section 2.6(e)(1) below.

                    (b) "LIBOR Based Interest Period" shall have the meaning given that term in Section 2.6(e)(2) below.

                    (c) "LIBOR Based Rate" shall have the meaning given that term in Section 2.6(d) below.

                    (d) "LIBOR Option" shall have the meaning given that term in Section 2.6(b) below.

                    (e) "LIBOR Reserve Percentage" shall have the meaning given that term in Section 2.6(e)(3) below.

                    (f) "London Banking Day" shall have the meaning given that term in Section 2.6(e)(4) below.

                    (g) "Principal Balance" shall have the meaning given that term in Section 2.6(e)(5) below.

                    (h) "Roll over Date" shall have the meaning given that term in Section 2.6(e)(6) below.

                1.44 "LOAN DOCUMENTS" means this Agreement, the Certification as to Liens, the Certification Responsive to the Loan Agreement, the Certification Responsive to the Guaranty, the Guaranty, the Revolving Notes, the Subordination Agreement, UCC-1 Financing Statements, and any agreements, documents or instruments now or hereafter executed by BORROWER and delivered to AGENT with respect to the transactions contemplated by this Agreement and all extensions, modifications or renewals of any or all of the foregoing.

                1.45 "LOAN VALUE" means:

                    (a) As it relates to Eligible Receivables: Eligible Receivables shall normally have a "loan value" of eighty percent (80%) of such Eligible Receivables, provided, however, that AGENT in good faith and in the exercise of its reasonable commercial judgment may on prior notice to BORROWER fix the aforesaid advance rate at some lesser percentage.

                    (b) As it relates to Eligible Inventory: Eligible Inventory shall normally have a"loan value" of up to the lesser of $12,500,000 or 50% of the value of Eligible Inventory, provided, however, the following shall apply:

                         (1) during any 4 periods of up to 60 days
                             each (each separated by periods of at
                             least 30 days each) during any one
                             calendar year and on notice to AGENT
                             given at least 3 Business Days prior
                             to the start of the applicable month
                             as to which BORROWER's election is
                             being made, BORROWER may elect to
                             have Eligible Inventory have a "loan
                             value" of the lesser of $15,000,000
                             or 55% of the value of Eligible
                             Inventory; and

                         (2) AGENT in good faith and in the exercise of
                             its reasonable commercial judgment may on prior notice to BORROWER fix the aforesaid "loan value" at some lesser amount or percentage.

                1.46 "LOCKBOX" means the secured deposit box maintained in the name of BORROWER for the benefit of LENDER at Fleet National Bank and/or at another financial institution approved by LENDER into which BORROWER deposits proceeds from its sale or other disposition of its assets.

                1.47 "MATERIALLY ADVERSE EFFECT" shall mean a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of BORROWER (and/or its Subsidiaries) taken as a whole or GUARANTOR (and/or its Subsidiaries) taken as a whole.

                1.48 "MATURITY DATE" shall mean September 30, 2004.

                1.49 "OUTSTANDING" is an adjective which means "unpaid at any one specific time", and has such meaning regardless whether the applicable underlying obligations owed under the Revolving Loan and/or any of the other Liabilities are matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, accrued or not-yet-accrued and/or due or not-yet-due.

                1.50 "PARTICIPANT" shall have the meaning given that term in
Section 9.20 below.

                1.51 "PERFORMANCE   BENCHMARK   #1"  means   the   performance
achievements set forth in Section 5.21 below.

                1.52 "PERFORMANCE   BENCHMARK   #2"  means   the   performance
achievements set forth in Section 5.21 below.

                1.53 "PERFORMANCE   BENCHMARK   #3"  means   the   performance
achievements set forth in Section 5.21 below.

                1.54 "PERMITTED LIENS" means, as of any particular time, any of the following, so long as none of the following (except liens or security interests held by or in favor of AGENT) constitutes a lien against BORROWER's Accounts or Inventory: (a) liens at any time granted by BORROWER in favor of AGENT pursuant hereto;

                    (b) liens for taxes, assessments and other governmental charges not yet subject to penalties for non-payment or the payment of which is being contested in food faith and for which BORROWER has established cash reserves in an amount satisfactory to AGENT;

                    (c) statutory liens of carriers, mechanics, materialmen, landlords, warehouseman and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not yet overdue by more than 90 days or which, if due and payable, are being properly contested and for which BORROWER has established cash reserves in an amount satisfactory to AGENT;

                    (d) liens arising out of non-final judgments or awards against BORROWER which are being properly contested and for which BORROWER has established cash reserves in an amount satisfactory to AGENT;

                    (e)  liens  resulting  from  pledges  or  deposits  made  by
                         BORROWER in the ordinary course of its business in connection with workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits or security deposits in connection with bids, tenders, contracts (other than for the payment of borrowed money), or leases to which BORROWER is a party, or deposits to secure public or statutory obligations of BORROWER or deposits of cash or United States Government Bonds to secure surety, appeal, performance or other similar bonds to which BORROWER is a party, or deposits as security for contested taxes or import duties or for the payment of rent;

                    (f) survey exceptions, encumbrances, easements or reservations of, or rights of, others for rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties.

                    (g)  liens consented to by AGENT in writing.

                1.55 "PRIME BASED RATE" shall have the meaning given that term in Section 2.6(b) below.

                1.56 "PRIME RATE" means the variable rate of interest set from time to time by Fleet National Bank as its usual, short-term base lending rate to its commercial borrowers. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. The LENDERS make loans to certain customers at rates of interest below the Prime Rate of Fleet National Bank.

                1.57 "PROCEEDS" means, in addition to the definition of "proceeds" given in the UCC, all additions, substitutions, replacements, and increments to the Collateral, including cash and non-cash proceeds of all of the Collateral in whatever form, including negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, insurance or condemnation awards and any Collateral purchased with Proceeds.

                 1.58 "PRO RATA", "PRO RATA SHARE", "RATABLY" and
"PROPORTIONATE" and other words of like import shall, as to each LENDER, mean and refer to the proportion which the Commitment of each such LENDER bears to the Total Commitments.

                1.59 "REGULATORY CHANGE" means as to any LENDER, any change after the date of this Agreement in United States federal, or state, or foreign, laws or regulations (including Regulation D and the laws or regulations that designate any assessment rate relating to certificates of deposit or otherwise (including the "Assessment Rate" if applicable to any Advance) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including such LENDER, of or under any United States federal, or state, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                1.60 "REPLACEMENT LENDER" shall have the meaning given that term in Section 9.18(a).

                1.61 "REQUIRED LENDERS" means LENDERS holding at least 66 2/3% of the outstanding aggregate principal amount of the Revolving Loan hereunder.

                1.62 "REQUIRED PAYMENT" shall have the meaning given that term in Section 9.15.

                1.63 "REVOLVING LOAN" has the meaning set forth in Section 2.1 of this Agreement.

                1.64 "REVOLVING NOTE" means any one of the Revolving Notes.

                1.65 "REVOLVING NOTES" means the master promissory notes executed by BORROWER on the date hereof in favor of each LENDER so as to evidence the indebtedness of BORROWER to such LENDER in respect of its Pro Rata Share of any and all Advances made by such LENDER under the Revolving Loan and all extensions, modifications or renewals of any such note, the form of each such Revolving Note to be in the form of Exhibit "D" attached hereto and made a part hereof.

                1.66 "SELLER" means JL DISTRIBUTORS, INC. (formerly known as FIVE STAR GROUP, INC.), a Delaware corporation whose name is to be changed to and whose principal corporate place of business at 9 West 57th Street, Suite 4170, New York (New York County), New York 10019.

                1.67 "SETTLEMENT DATE" shall mean (1) the Monday of each week, unless such day is not a Business Day, then the next immediately following Business Day and (2) any other Business Day chosen by AGENT so long as there occurs at least one Settlement Date during any one calendar week.

                1.68 "SUBORDINATION AGREEMENT" is a collective term which means the agreement pursuant to which SELLER subordinates its right to repayment of certain indebtedness owed to it by BORROWER to AGENT's right to repayment of the Liabilities.

                1.69 "SUBSIDIARY" means any corporation or other entity more than a majority (by number of votes) of the voting interest therein is at the time owned or controlled by BORROWER or a Subsidiary of BORROWER.

                1.70 "TOTAL COMMITMENTS" at any time shall mean the aggregate of the Commitments, as then in effect, of all LENDERS, provided that the total of all of the foregoing cannot be more than a 100% interest in this Agreement, the Revolving Loan and the other Loan Documents at any one time.

                1.71 "UCC" shall mean the Uniform Commercial Code as now enacted in the State of New Jersey, as from time to time hereafter amended.

                1.72 UCC DEFINITIONS. All terms defined in Articles 1 or 9 of the UCC shall have the meanings given therein unless otherwise defined herein.

                                END OF ARTICLE I

                                   ARTICLE II

                                      LOANS

        2.1 THE REVOLVING LOAN.

            (a) Upon BORROWER's request, made through AGENT pursuant to
Section 2.12, each LENDER hereby severally agrees, on the terms and subject to the conditions of this Agreement, to make Advances and re-Advances to BORROWER under the Revolving Loan, to be disbursed by AGENT in the manner specified in
Section 2.3, and thereafter, during the term of this Agreement in an aggregate principal amount at any one time Outstanding up to, but not exceeding, such LENDER's Pro Rata Share of the Revolving Loan according to the LENDERS' respective Commitments.

            (b)  Such  Advances  and   re-Advances   and  such   borrowings  and
re-borrowings   constitute  the  "Revolving  Loan"  described   throughout  this
Agreement.

        2.2  MAXIMUM PERMITTED REVOLVING LOAN BORROWINGS.

            (a) The maximum which may be Outstanding under the Revolving Loan at any one time cannot exceed the lesser of the following (the "Lending Formula"):


                (1) $30,000,000; or
                (2) the total of the "loan value" of Eligible Receivables and
                    Eligible Inventory.

            (b) The "loan value" of Eligible Inventory and Eligible Receivables will be determined by AGENT using the information supplied by BORROWER to AGENT in the Borrowing Base Certificate, together with any other information which BORROWER is required to give AGENT pursuant to Section 5.6 below.

            (c) AGENT shall not have any liabilities or responsibilities to BORROWER on account of the failure of any LENDER to perform any such LENDER's funding obligations under this Agreement or under any of the other Loan Documents or other document or instrument referred to or provided for herein or therein.

        2.3 DISBURSEMENT OF REVOLVING LOAN ADVANCES. BORROWER shall give AGENT notice of each borrowing hereunder as provided in Section 2.12 hereof. AGENT, upon its receipt thereof but only to the extent BORROWER is allowed to borrow hereunder, shall disburse such sum to BORROWER by crediting BORROWER's demand deposit operating account at Fleet National Bank (or other financial institution acceptable to LENDER) and charging BORROWER's Revolving Loan account on AGENT's books. Advances can be made, however, by means other than as aforesaid.

        2.4 RIGHT TO RECEIVE REVOLVING LOAN ADVANCES.

            (a) So long as the Advances Outstanding under the Revolving Loan do not exceed the Lending Formula and so long as BORROWER is otherwise in compliance with the terms and conditions of this Agreement, (1) BORROWER may borrow, re-pay and re-borrow Advances under the Revolving Loan at any time during the period from the date hereof up to the day before the Maturity Date and (2) repayment by BORROWER of Advances Outstanding under the Revolving Loan shall not affect the ability of BORROWER to borrow and re-borrow under this Agreement.

            (b) To the extent that by operation of any circumstance which causes the amount of all Advances Outstanding under the Revolving Loan to violate the Lending Formula, AGENT may in its discretion make no other Advances hereunder until such Outstanding Advances are in compliance with the Lending Formula. Nothing in the foregoing shall limit AGENT's right to declare an Event of Default because of such non-compliance.

            (c) In addition and notwithstanding anything in this Agreement to the contrary, the obligation of AGENT and the LENDERS to continue making advances under the Revolving Loan shall terminate upon the expiration of this Agreement and shall be suspended upon written notice (except in the case of the occurrence of an Event of Default described in Section 7.6, Section 7.7 and
Section 7.8 as to which no notice shall be required) from AGENT to BORROWER of the occurrence and during the continuance of any of the following events:

                (1) an Event of Default hereunder; or

                (2) an event which, except for the passage of time or the giving of notice,  would be such an Event of  Default.

         2.5      REPAYMENT OF REVOLVING LOAN ADVANCES.

                  (a) Subject to the other provisions of this Section and this Agreement and so long as (1) the Advances Outstanding under the Revolving Loan do not exceed the Lending Formula, (2) BORROWER is otherwise in compliance with the terms and conditions of this Agreement, any and all Advances shall be repayable on the Maturity Date unless the term of this Agreement or AGENT's Revolving Loan relationship with BORROWER is sooner accelerated or terminated or modified as provided herein. On the Maturity Date, all Advances Outstanding under the Revolving Loan, plus accrued interest and other amounts Outstanding thereunder, shall be due and owing, unless sooner due or payable as provided herein.

            (b) Notwithstanding the foregoing provisions of subsection (a) above, prior to the Maturity Date the principal owing on the Revolving Loan shall be repaid on a continuing and continual basis as follows:

            (1) (A) BORROWER agrees to and shall establish and maintain, or permit AGENT to establish and maintain as determined from time to time by AGENT in its discretion, one or more Lockboxes and/or Blocked Accounts.

                (B) BORROWER agrees as follows:

                    (i) Each Lockbox is one of the Deposit Accounts described in
                        Article III of this Agreement.

                    (ii)Each  Blocked  Account is an account  owned by AGENT for the ratable benefit of the LENDERS and holding funds of the AGENT and the LENDERS and not funds of BORROWER and against which BORROWER has rights only to the extent that funds in any such account exceeds the Liabilities after this Agreement has been terminated and such Liabilities have been paid in full.

                   (iii)Each  Blocked  Account is one of the Deposit  Accounts
                        described in Article III of this Agreement.

            (2) BORROWER agrees to and shall forthwith deposit into a Blocked Account each of the following:

                    (A) all  proceeds  (including  proceeds in the form of cash, checks, notes, instruments for the payment of money, remittances in kind, and the like) which BORROWER receives from any sale, lease, transfer, exchange or other disposition of any of its assets (whether tangible or intangible) and from services rendered to Account Debtors and other third parties and

                    (B) all other  proceeds  (including  insurance  proceeds and condemnation awards) which BORROWER receives from any sale, lease, transfer, exchange or other disposition of any of its assets (whether tangible or intangible) or which BORROWER receives for any other reason whatsoever.


            (3) BORROWER agrees to and shall direct its Account Debtors and other third parties to remit directly to one or more Lockboxes (if required by AGENT or elected by BORROWER), Blocked Accounts and/or such other place designated by AGENT all proceeds and amounts and items described in subsection
(b)(2)(A) above. As it relates to each Lockbox, BORROWER hereby authorizes AGENT to, transfer or cause the transfer of (on a daily basis or other frequency determined by AGENT) all amounts from each aforementioned Lockbox into one or more of the aforementioned Blocked Accounts.

            (4) BORROWER agrees to and shall forthwith transfer, assign, endorse, deliver and turn over to AGENT for AGENT's deposit into any such Blocked Account and/or such other place designated by AGENT all proceeds and amounts and items described in subsection (b)(2)(A) above which, despite
BORROWER's aforementioned direction to its Account Debtors and other third parties, are received by BORROWER.

            (5) BORROWER shall in no case commingle any of the aforesaid proceeds and amounts and items described in this Section with any other property of BORROWER or any other person or entity, but shall keep such proceeds and amounts and items segregated, held in trust for AGENT and the LENDERS as AGENT's and the LENDERS' exclusive property and immediately transfer, assign, endorse, deliver and/or turn such proceeds and amounts and items over to AGENT in the identical form received (excluding endorsements necessary for collection for the benefit of AGENT) to a Lockbox (if required by AGENT or elected by BORROWER), Blocked Account and/or such other place designated by AGENT.

            (6) BORROWER hereby authorizes AGENT to effect the repayment of the Advances Outstanding on the Revolving Loan, the payment of interest thereon and the other Liabilities on a continuing and continual basis, either daily or on another frequency determined by AGENT, by AGENT's transfer, withdrawal or "sweep" of all funds on deposit in such Blocked Accounts. Funds deposited by BORROWER in a Blocked Account prior to 2 p.m. on any Business Day will normally be transferred, withdrawn or "swept" by AGENT on the immediately following Business Day and funds deposited by BORROWER in a Blocked Account at or after 2 p.m. on any Business Day will normally be transferred, withdrawn or "swept" by AGENT on the second Business Day following said deposit. AGENT will apply the funds so transferred, withdrawn or "swept" by LENDER to the repayment of Advances Outstanding on the Revolving Loan on the applicable Business Day on which AGENT's aforesaid transfer, withdrawal or "sweep" occurs.

            (7) If notwithstanding the application of funds in the Blocked Accounts as set forth above, BORROWER at any time is not in compliance with the Lending Formula, BORROWER must, immediately upon the earlier of BORROWER's knowledge that non-compliance exists or notice from AGENT to do so, bring the Revolving Loan into compliance with the Lending Formula and BORROWER will be able to draw under the Revolving Loan only to the extent that such borrowings would be in compliance with the Lending Formula. In the event that BORROWER fails to so bring balances Outstanding under the Revolving Loan into compliance with the Lending Formula, such failure shall be an Event of Default hereunder and AGENT and the LENDERS shall have all rights which arise therefrom.

            (8) BORROWER recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral (other than payment via wire transfer or electronic depository check) may not be collectible by AGENT on the date received. In consideration of AGENT's and the LENDERS' agreement to conditionally afford BORROWER credit as of the Business Day on which AGENT receives those items of payment, BORROWER agrees that, in computing interest and the charges imposed under this Agreement, all items of payment received by AGENT shall be deemed applied by AGENT on account of the Liabilities (subject to final payment of such items) two Business Days after the applicable Business Day on which AGENT transfers, withdraws or "sweeps" funds from the corresponding Blocked Account. AGENT is not, however, required to give BORROWER credit for the amount of any item of payment which is unsatisfactory to AGENT and AGENT may charge BORROWER for the amount of any item of payment which is returned unpaid to AGENT.

            (c) Nothing in this Section 2.5 is intended to limit the rights of AGENT and the LENDERS under Section 2.4(c).

            (d) Unless BORROWER is otherwise given notice by AGENT in accordance with this Agreement, all payments shall be made at the location that AGENT designates by written notice to BORROWER given in accordance with this Agreement.

        2.6  PAYMENT OF REVOLVING LOAN INTEREST.

            (a) (1) BORROWER shall pay to AGENT for the account of each LENDER per annum interest on the unpaid principal amount of each Advance made by such LENDER for the period commencing on the date of such Advance until such Advance shall be paid in full.

                (2) Subject to the other provisions of this Section 2.6, interest shall be charged on the Advances Outstanding under the Revolving Loan at (A) a per annum rate (the "Prime Based Rate" as more fully defined below) based on the fluctuating Prime Rate or (B) at BORROWER's option (the "LIBOR Option") to be exercised in the manner set forth below, a per annum rate (the "LIBOR Based Rate" as more fully defined below) based on LIBOR (as defined below). In no event, however, shall interest ever be calculated at a rate higher than the maximum rate allowed by law.


             (b) (1) The Prime Based Rate (the "Prime Based Rate") shall equal the Prime Rate, floating, plus one-half of one percent, provided, however, that notwithstanding the foregoing, the following shall apply:


                    (A) if  BORROWER  complies  with and  maintains  Performance
                        Benchmark #1 and so long as no Event of Default has occurred, then effective upon LENDER's determination that BORROWER has so complied with Performance Benchmark #1 but only during the term of such compliance, the Prime Based Rate shall equal the Prime Rate, floating; plus four-tenths of one percent,

                    (B) if  BORROWER  complies  with and  maintains  Performance
                        Benchmark #2 and so long as no Event of Default has occurred, then effective upon LENDER's determination that BORROWER has so complied with Performance Benchmark #2 but only during the term of such compliance, the Prime Based Rate shall equal the Prime Rate, floating; plus one-quarter of one percent;

                    (C) if  BORROWER  complies  with and  maintains  Performance
                        Benchmark #3 and so long as no Event of Default has occurred, then effective upon LENDER's determination that BORROWER has so complied with Performance Benchmark #3 but only during the term of such compliance, the Prime Based Rate shall equal the Prime Rate, floating;

                    (D) in  all   events  on  and  after  the   occurrence   and
                        continuance of an Event of Default, per annum interest shall be charged on the Advances Outstanding under the Revolving Loan at the Default Rate.

               (2) If the interest rate is determined at a Prime Based Rate, then in the event there should be a change in the Prime Rate, the rate of interest on the Revolving Loan shall be changed effective as of the effective date of each such change in the Prime Rate, as established by AGENT, without prior notice to BORROWER. Any change in the Prime Rate shall not affect or alter any other terms or conditions of this Agreement. AGENT will use its best efforts to provide BORROWER with notice of the amount of the Prime Rate or the interest rate or rates being charged to BORROWER as part of the periodic statements of account which AGENT provides to BORROWER hereunder but AGENT's failure to provide such notice shall not result in any liability to AGENT or affect the rights or remedies of AGENT or any LENDER hereunder or the obligations of BORROWER hereunder.

                  (c) The LIBOR Based Rate (the "LIBOR Based Rate") shall be a rate per annum equal to 225 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below), it being understood that each determination of a LIBOR Based Rate shall be made by AGENT in its sole and absolute discretion and shall be conclusive and binding upon BORROWER, absent manifest error. Notwithstanding the foregoing, the following shall apply:

                    (1) if  BORROWER  complies  with and  maintains  Performance
                        Benchmark #1 and so long as no Event of Default has occurred, then effective upon LENDER's determination that BORROWER has so complied with Performance Benchmark #1 but only during the term of such compliance, the LIBOR Based Rate shall be a rate per annum equal to 220 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below); and

                    (2) if  BORROWER  complies  with and  maintains  Performance
                        Benchmark #2 and so long as no Event of Default has occurred, then effective upon LENDER's determination that BORROWER has so complied with Performance Benchmark #2 but only during the term of such compliance, the LIBOR Based Rate shall be a rate per annum equal to 210 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below); and

                    (3) if  BORROWER  complies  with and  maintains  Performance
                        Benchmark #3 and so long as no Event of Default has occurred, then effective upon LENDER's determination that BORROWER has so complied with Performance Benchmark #3 but only during the term of such compliance, the LIBOR Based Rate shall be a rate per annum equal to 200 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below); and

                    (4) in  all   events  on  and  after  the   occurrence   and
                        continuance of an Event of Default, per annum interest shall be charged on the Advances Outstanding under the Revolving Loan at the Default Rate.

                  (d) (1) The determination whether BORROWER has met and complied with Performance Benchmark #1 and/or Performance Benchmark #2 and/or Performance Benchmark #3 for purposes of obtaining the interest rate reduction allowed by this Section will be made quarterly (on a rolling four-quarter basis) and determined by reference to the annual and quarterly-to-date financial statements which BORROWER is required to submit under this Agreement and by using GAAP and will be made by AGENT within 30 Business Days after AGENT's receipt of all necessary financial statements and other information from BORROWER and, if BORROWER meets and complies with Performance Benchmark #1 and/or Performance Benchmark #2 and/or Performance Benchmark #3, will be effective commencing at the end of such 30 Business Days' review period unless BORROWER is otherwise notified by AGENT in writing.

                    (2) The determination whether BORROWER remains in compliance with Performance Benchmark #1 and/or Performance Benchmark #2 and/or Performance Benchmark #3 for purposes of continuing the interest rate reduction allowed by this Section will also be made quarterly (on a rolling four-quarter basis) and determined by reference to the annual and quarterly-to-date financial statements which BORROWER is required to submit under this Agreement and by using GAAP and will be made by AGENT within 30 Business Days after AGENT's receipt of all necessary financial statements and other information from BORROWER, provided, however, that nothing in the foregoing shall prevent AGENT from discontinuing such interest rate reduction prior to AGENT's receipt of any of the aforementioned financial statements of BORROWER or prior to the end of such 30 Business Days' review period in the event AGENT obtains actual knowledge that BORROWER is not in compliance with Performance Benchmark #1 and/or Performance Benchmark #2 and/or Performance Benchmark #3 and nothing in the foregoing shall prohibit LENDER from discontinuing such interest rate reduction after the expiration of any 30 Business Day period referenced above.

                (e) For purposes of the determination of any LIBOR Based Rate, the following terms shall have the following meanings:


                (1) (A) "LIBOR"  means,  as  applicable  to any LIBOR Based
                        Interest Period, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined  on  the  basis  of  the  offered  rates  for
                        deposits in U.S. dollars, for a period of time comparable to such LIBOR Based Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Based Interest period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, then LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two London Banking Days prior to the beginning of such interest period.

                    (B) If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Based Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Interest Period as selected by AGENT. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Based Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Interest Period. In the event that AGENT is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Based Interest Period cannot be determined.

                    (C) In the event that the Board of  Governors of the Federal
                        Reserve System shall impose a LIBOR Reserve Percentage with respect to LIBOR deposits of AGENT or any LENDER then for any period during which such LIBOR Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the LIBOR Reserve Percentage.


             (2) "LIBOR Based Interest Period" shall mean the period commencing on the date so specified in BORROWER's notice to AGENT of any election to exercise the LIBOR Option and ending on the date specified in such notice, which ending date (A) shall be either 1 month, 2 months, 3 months or 6 months after the commencement of the LIBOR Based Interest Period, and (B) shall in no event extend beyond the Maturity Date. No LIBOR Based Interest Period shall commence other than on a London Banking Day. If any LIBOR Based Interest Period shall end on a day which is not a London Banking Day, such LIBOR Based Interest Period shall be extended to the next succeeding London Banking Day.

             (3) "LIBOR Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of Eurocurrency liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System) (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on loans covered by a LIBOR Based Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of LENDER to United States residents). The LIBOR Based Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

             (4) "London Banking Day" shall mean a day which is not a Saturday, Sunday or day on which banks in London are required or permitted to close.

             (5) "Principal Balance" means, at any time, the portion or portions of the Advances Outstanding under the Revolving Loan as to which BORROWER has elected to have interest determined or to be determined, as applicable, at a LIBOR Based Rate and includes all amounts that are to be borrowed at a LIBOR Based Rate, whether or not BORROWER actually borrows such amounts.

             (6) "Roll Over Date" shall mean the day immediately following the last day of a LIBOR Based Interest Period.

                  (f) If BORROWER wishes to exercise the LIBOR Option, BORROWER shall give AGENT notice in writing or by telex or by facsimile (receipt of which must be confirmed electronically or telephonically) of any election to exercise the LIBOR Option at least two London Banking Days prior to the commencement of a LIBOR Based Interest Period, which notice shall specify (1) the Principal Balance with respect to which BORROWER is making such election, and (2) in conformity with the definition of "LIBOR Based Interest Period" set forth above, the date upon which such LIBOR Based Interest Period is to commence and (3) its duration. AGENT shall, as soon as practical prior to or on the date of the commencement of the LIBOR Based Interest Period, determine and quote to BORROWER a LIBOR Based Rate with respect to the Principal Balance specified in such notice, and notify BORROWER of the date and time by which BORROWER must accept the quoted LIBOR Based Rate. If BORROWER rejects the quoted LIBOR Based Rate, or if BORROWER does not inform AGENT of its acceptance of the quoted LIBOR Based Rate by the date and time specified by AGENT, time being of the essence, the Prime Based Rate shall apply, or continue to apply to the specified Principal Balance. If BORROWER accepts the quoted LIBOR Based Rate by the date and time specified by AGENT, the quoted LIBOR Based Rate shall be applicable to the Principal Balance during the LIBOR Based Interest Period specified by BORROWER in such notice. A quoted LIBOR Based Rate may be accepted by BORROWER either orally or in writing, provided that any such oral acceptance shall be immediately confirmed by BORROWER in writing or by telex or by facsimile (receipt of which must be confirmed electronically or telephonically). The interest rate applicable to the Principal Balance, with respect to which BORROWER has accepted a quoted LIBOR Based Rate, shall revert from the LIBOR Based Rate applicable thereto to the Prime Based Rate as of the Roll Over Date applicable thereto. AGENT shall be under no duty or obligation to notify BORROWER that the interest rate on the Principal Balance is about to revert from a LIBOR Based Rate to the Prime Based Rate.

                  (g) The LIBOR Option may only be exercised by BORROWER if the portion of the Revolving Loan to be affected by the LIBOR Option would bear interest at the Prime Based Rate on the date of commencement of the applicable LIBOR Based Interest Period, but for the exercise by BORROWER of the LIBOR Option, and only if the following conditions are met:

                    (1) No Event of Default has occurred and is continuing.

                    (2) The LIBOR  Based  Interest  Period  must  commence  on a
                        London Banking Day.

                    (3) The LIBOR Based  Interest  Period shall extend  either 1 month, 2 months, 3 months or 6 months after the commencement of the LIBOR Based Interest Period.

                    (4) The LIBOR Based Interest Period shall in no event extend beyond the termination date or any extended termination date of the Revolving Loan.

                    (5) If any LIBOR Based  Interest  Period  shall end on a day which is not a London Banking Day, such LIBOR Based Interest Period shall be extended to the next succeeding London Banking Day.

                    (6) The LIBOR  Option  must be  exercised  for a minimum  of
                        $1,000,000   and   integral    multiples   of   $100,000
                        thereafter.

                    (7) No  more  than   $15,000,000   of  the  total   Advances
                        Outstanding under the Revolving Loan may be the subject of interest being determined at a LIBOR Based Rate or LIBOR Based Rates at any one time.

                    (8) The exercise of the LIBOR Option will not result in more than 3 separate LIBOR subcontracts in the collective aggregate being in existence between BORROWER and AGENT at any one time.

                  (h) In the event, and on each occasion, that on or before the date upon which a LIBOR Based Interest Period is to commence, AGENT shall have in its sole discretion exercised in good faith using reasonable commercial judgment made a determination (which determination shall be conclusive and binding upon BORROWER) that a LIBOR Based Rate cannot be determined or that the current LIBOR Based Rate will not adequately and fairly reflect the cost to AGENT or the LENDERS of making or maintaining any Principal Balance of any such LIBOR Based Loan, AGENT shall so notify BORROWER and the Principal Balance with respect to which BORROWER has exercised the LIBOR Option, shall, as applicable, bear interest or continue to bear interest at the Prime Based Rate.

                  (i) In all events, interest shall be payable monthly on an accrued basis on the last day of each and every calendar month and shall be calculated on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  (j) (1) On and after the occurrence of an Event of Default hereunder or after the Maturity Date, all Outstanding Advances shall, unless otherwise agreed by AGENT, bear interest at the Default Rate.

                (2) In addition, interest on the Revolving Loan will be calculated at the Default Rate prior to the declaration of an Event of Default in the event BORROWER does not supply or cause to be delivered to AGENT any information required by this Agreement or any of the Loan Documents by the dates such information is due (including any grace period allowed by this Agreement).

                (3) It is nonetheless understood that AGENT's acceptance of payment at the Default Rate does not otherwise prevent AGENT or the LENDERS from otherwise declaring an Event of Default as a result of BORROWER's failure to perform or observe any of the foregoing.

                  (k) All agreements between BORROWER and AGENT are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to AGENT for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of BORROWER and AGENT and each LENDER in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of New Jersey from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever AGENT or any LENDER should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between BORROWER and AGENT.

        2.7 PAYMENT OF LATE CHARGES. Any payment of interest received more than 10 days after the payment's due date, if accepted by AGENT, will be subject to a late charge of 5% of the total interest installment due for the benefit of the LENDERS. Nothing in the foregoing is intended to mean that AGENT will accept any payment after the payment's due date (after any applicable "grace" period). Nothing in the foregoing is intended to mean that AGENT's acceptance of any payment more than 10 days after the payment's due date, other than acceptance of payment of all sums outstanding under the Revolving Loan, is a cure of any default.

        2.8 AUTHORIZATION TO CHARGE ACCOUNTS: Although AGENT may bill BORROWER monthly for accrued monthly interest and other amounts (including principal) due under the Revolving Loan, it is understood that AGENT will, and BORROWER hereby authorizes AGENT to, charge as of each due date such interest and any other amounts (including principal)and effect payment by increasing the principal balance of the Revolving Loan as though an Advance were taken by BORROWER against the Revolving Loan in the amount of any payment effected by AGENT.

        2.9       TERM OF THE REVOLVING LOAN AND PREPAYMENT.

                  (a) The Revolving Loan relationship shall continue in full force and effect until the Maturity Date (unless the term of this Agreement or AGENT's Revolving Loan relationship with BORROWER is sooner accelerated or terminated or modified as provided herein).

                  (b) Subject to the provisions of subsection (c) below, BORROWER may terminate its Revolving Loan relationship with AGENT at any time by giving AGENT 60 days' prior written notice. Despite BORROWER's giving such notice, AGENT's rights under this Agreement shall remain in full force and effect until all Liabilities are paid in full.

                  (c) In the event that interest on any portion or portions of the Revolving Loan is being determined at a LIBOR Based Rate, such portion or portions may be prepaid at any time but such prepayment must be made for the entirety of the portion for which AGENT has entered into contracts relating to LIBOR pricing. Partial prepayments of any such portion or portions are not allowed. In the event of any such prepayment, the provisions of Section 2.10 shall apply.

                  (d) Despite any modification or termination of the Revolving Loan relationship, whether by BORROWER or by AGENT, AGENT's rights under this Agreement shall continue to remain in full force and effect (as modified in the case of any modification and despite any acceleration in the case of any acceleration and despite any termination in the case of any termination) until all Liabilities are paid in full.

        2.10 YIELD MAINTENANCE AND INDEMNIFICATION RELATING TO LIBOR BASED
INTEREST:

                  (a) BORROWER hereby agrees to indemnify AGENT and each LENDER against any loss or expense which AGENT or any LENDER may sustain or incur as a consequence of (1) any failure by BORROWER to borrow all or any portion of any Principal Balance (relating to Advances Outstanding under the Revolving Loan as to which BORROWER has elected to have interest determined or to be determined, as applicable, at a LIBOR Based Rate and as more fully defined above) or (2) the receipt or recovery by AGENT or any LENDER of all or any part of any Principal Balance prior to the maturity thereof whether by voluntary or involuntary prepayment, acceleration or otherwise.

                  (b) Without limiting the effect of the foregoing, the amount to be paid by BORROWER to AGENT and the LENDERS in order to indemnify AGENT and the LENDERS for any loss occasioned by any of the events described in the preceding provisions of this Section, and as liquidated damages therefor, shall be equal to the following amount:

                  The current rate for United States Treasury securities (Bills on a discounted basis shall be converted to a bond equivalent) with a maturity closest to the maturity date of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option and as to which the prepayment is made shall be subtracted from the "cost of funds" component of the LIBOR Based Rate in effect at the time of the prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the Principal Balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the number of days remaining in the designated term and using the above referenced United States Treasury security rate and the number of days remaining in the term of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to AGENT (for the benefit of the LENDERS) upon any prepayment of any Principal Balance. Such yield maintenance fee shall be paid, if due under the formula set forth above, upon the receipt or recovery by AGENT or a LENDER of all or any part of any Principal Balance prior to the maturity thereof whether by voluntary or involuntary prepayment, acceleration or otherwise.

                  (c) A certificate as to any additional amounts payable pursuant to this Section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by AGENT set forth therein if made reasonably and in good faith. BORROWER shall pay any amounts so certified to it by AGENT within 10 days of receipt of any such certificate. For purposes of this Section 2.10, all references to "AGENT" shall be deemed to include any of the LENDERS who have a Commitment in the Revolving Loan.

                  (d) The indemnities provided for herein shall survive payment in full of the principal amount of the Revolving Loan and the interest due thereon.

        2.11      EVIDENCE OF REVOLVING LOAN INDEBTEDNESS.

                  (a) The Advances made by each LENDER shall be evidenced by a single promissory note, or from time to time a restated and/or amended note, of BORROWER substantially in the form attached hereto as Exhibit "D". The aforesaid note shall be payable to the order of such LENDER in a principal amount equal to such LENDER's Commitment as originally in effect, and shall otherwise be duly completed. The amounts due under such note shall be payable as provided in this Agreement.
                  (b) AGENT is hereby authorized by BORROWER to record on AGENT's records all advances made by each LENDER to BORROWER under such LENDER's aforesaid note and all interest and other amounts due thereon and all payments made on account of principal and/or interest and/or such other amounts. The aggregate unpaid principal and/or interest and/or other amounts entered and shown on AGENT's records shall further evidence the principal and/or interest and/or other amounts owing and unpaid on the Revolving Loan. Each LENDER may from time to time render, or cause AGENT to render, a statement of the aforementioned records. AGENT will use good efforts to render such statement monthly. If BORROWER fails to object to any such statement within sixty (60) days after it is received by BORROWER, such statement shall be deemed to be an account stated and binding upon BORROWER, provided, however, that nothing in the foregoing shall prevent AGENT or BORROWER from correcting manifest errors in such statements. Notwithstanding the foregoing, the following shall apply:


                (1) any failure by AGENT to enter on its records the date and amount of any advance or interest or other amount due on the Revolving Loan or LENDER's and/or AGENT's failure to render any such statement shall not, however, limit or otherwise affect the obligations of BORROWER under this Agreement or under any LENDER's note to repay the principal amount of the advances, re-advances, borrowings and re-borrowings made by any LENDER to BORROWER under the Revolving Loan, together with all interest accruing and other amounts due thereon. (2) AGENT's failure to enter on its records the date and amount of any payment made by BORROWER shall not, however, limit or otherwise affect the right of BORROWER under the Revolving Loan to demonstrate its payment of any Advance or any interest accruing and other amounts due thereon. (c) The foregoing notes (and any extension, modification or renewal thereof) and the records of AGENT indicating Advances made hereunder, accrued interest and other charges due thereon, and payments made by BORROWER on account of such Advances, interest and charges are each referred to as a "Revolving Note" in this Agreement and collectively referred to as the "Revolving Notes" in this Agreement. 2.12 NOTICES RELATING TO ADVANCES. (a) BORROWER shall give AGENT written notice of each termination or reduction of the Total Commitment and, subject to any special notice requirements relating to BORROWER's exercise of any LIBOR Option, BORROWER shall give AGENT written notice of each borrowing and prepayment of each Advance (in each case, a "Borrowing Notice"). Each such written notice shall be irrevocable and shall be effective only if received by AGENT, subject to any special notice requirements relating to BORROWER's exercise of any LIBOR Option or termination or permanent reduction of the Revolving Loan, not later than 11 a.m., New York City time, on the date that is one Business Day prior to the date of the related termination, reduction or prepayment or on the date of the related borrowing.

                  (b) Each such notice of termination or reduction shall specify the amount thereof. Each such notice of borrowing or prepayment shall specify the amount to be borrowed or prepaid, the date of borrowing or prepayment (which shall be a Business Day).

                  (c) Notwithstanding the foregoing, as it relates to any borrowing of an Advance, AGENT may in its discretion rely on and act on oral requests made by BORROWER and the making of any requested Advance shall conclusively establish BORROWER's obligation to repay such Advance in accordance with this Agreement.

                  (d) Also notwithstanding the foregoing, unless payment is otherwise timely made by BORROWER, the becoming due of any Advance or other obligation required to be paid under this Agreement or any Loan Document shall be deemed irrevocably to be a request by BORROWER for an Advance on the due date of, and in the amount required to pay, such Advance or other obligation which has become due. In addition, the presentation by BORROWER for payment by AGENT of any check or other item of payment drawn on any demand deposit account of BORROWER at AGENT shall be deemed irrevocably to be a request by BORROWER for an Advance in the amount of such check or other item of payment, provided, however, that BORROWER understands and agrees that AGENT has no obligation to honor drafts presented against any demand deposit account having insufficient balances even if BORROWER has the ability to borrow under the Revolving Loan.

                (e) AGENT shall notify the LENDERS of the content of each such Borrowing Notice on the next Settlement Date.


        2.13      APPLICATION OF PAYMENTS.

                  (a) Prior to the occurrence of an Event of Default, payments received by AGENT or any LENDER as payments due on the Revolving Loan shall be applied against amounts owing under the Revolving Loan and this Agreement, in the following order unless otherwise determined by AGENT in its discretion (unless otherwise directed by the LENDERS): first to expenses of AGENT and the LENDERS, then to principal and then to interest.

                  (b) On and after the occurrence of an Event of Default, AGENT may apply all payments and other sums of money received by it from or on account of BORROWER towards the satisfaction of those Liabilities which the LENDERS in their sole discretion deem fit.

        2.14 OBLIGATIONS ABSOLUTE. The obligations of BORROWER under this Agreement shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not with notice to, or consent of,
BORROWER:

                (a) AGENT's or any LENDER's taking or not taking any of the actions referred to in the Loan Documents;

                (b) AGENT's or any LENDER's release (whether with or without consideration), impairment, failure to perfect a security interest in, exchange, surrender, substitution or modification of (1) any Collateral or (2) any other collateral or security given by BORROWER or (3) any collateral or security given by GUARANTOR or (4) any Proceeds of the foregoing;

                  (c) any failure, omission or delay on the part of AGENT or any LENDER to enforce, assert or exercise any right, power or remedy conferred on it in the Loan Documents or any other action or acts on the part of AGENT or any LENDER;

                  (d) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment, or other similar proceedings which affect GUARANTOR or any of its assets;

                  (e) AGENT's or any LENDER's compromise, settlement, release (whether with or without consideration), discharge, change, modification, amendment (whether material or otherwise) or termination of any or all of the obligations, duties, covenants or agreements of GUARANTOR under any of the Loan Documents;

                  (f) the default or failure of BORROWER or GUARANTOR fully to perform any of the obligations set forth in the Loan Documents;

                  (g) AGENT's or any LENDER's inability to recover payment from any person or entity under the Loan Documents; or

                  (h) the existence of any claim, setoff, defense or other rights which BORROWER or GUARANTOR may have at any time against any person whether in connection with this Agreement, the other Loan Documents or any unrelated transactions.

        2.15      FEES.

                  (a) Loan Closing Fee: BORROWER shall pay AGENT for the benefit of the LENDERS pro rata, a Loan Closing Fee of $5,000. The aforementioned Loan Closing Fee shall be considered earned and shall be paid to AGENT on the date hereof.

                  (b) Revolving Loan Facility Fee: BORROWER shall pay AGENT for the benefit of the LENDERS pro rata according to their respective Commitments a one-time Revolving Loan facility fee in an aggregate amount equal to $25,000 for all LENDERS. The aforementioned Revolving Loan facility fee shall be considered earned and shall be paid on the date hereof.

                  (c) Unused Revolving Loan Facility Fee: In the event that average daily usage under the Revolving Loan during any calendar month or part thereof falls below the maximum amount which may be borrowed under the Revolving Loan, BORROWER shall pay AGENT for the benefit of the LENDERS pro rata according to their respective Commitments an unused Revolving Loan fee on the short fall determined at a rate equal to 1/4 of one percent per annum. Following the end of each calendar month, AGENT will bill BORROWER for the unused Revolving Loan facility fee, if any, then due and BORROWER shall pay the fee within 10 days after the receipt of such bill.

                  (d) Collateral Management Fee: BORROWER shall pay AGENT for the benefit of AGENT, and not for the benefit of the LENDERS, a Collateral Management Fee as more fully set forth in Article V.

                  (e) Verification Fee: BORROWER shall pay AGENT for the benefit of AGENT, and not for the benefit of the LENDERS, an Accounts Verification Fee as more fully set forth in Article V.


                  (f) Field Examination Fee: BORROWER shall pay AGENT for the benefit of AGENT, and not for the benefit of the LENDERS, a Field Examination Fees as more fully set forth in Article V.

        2.16      ADDITIONAL COSTS; CAPITAL REQUIREMENTS.

                  (a) In the event that any existing or future law or regulation, guideline or interpretation thereof, by any court or administrative or governmental authority charged with the administration thereof, or compliance by any LENDER with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments or other obligations entered into by any LENDER hereunder, and the result of any event referred to above is to impose upon any LENDER or increase any capital requirement applicable as a result of the making or maintenance of such LENDER's Commitment or the obligation of such LENDER hereunder with respect to such Commitment or otherwise (which imposition of capital requirements may be determined by each LENDER's reasonable allocation of the aggregate of such capital increases or impositions), then, upon demand made by such LENDER as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, BORROWER shall immediately pay to such LENDER from time to time as specified by such LENDER additional commitment fees which shall be sufficient to compensate such LENDER for such imposition of or increase in capital requirements together with interest on each such amount from the date demanded until payment in full thereof at the Default Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such LENDER as a result of an imposition of or increase in capital requirements submitted by such LENDER to BORROWER shall be conclusive, absent manifest error, as to the amount thereof. For purposes of this Section, all references to any "LENDER" shall be deemed to include any participant in such LENDER's Commitment, provided, however, that the foregoing shall not require BORROWER to pay more under this Section because of the existence of such participants than BORROWER would pay to LENDER if there were no participants.

                  (b) In the event that any Regulatory Change shall: (1) change the basis of taxation of any amounts payable to any LENDER under this Agreement or the Notes in respect of any Advances (other than taxes imposed on the overall net income of such LENDER for any such Advances by the United States of America or the jurisdiction in which such LENDER has its principal office); or (2) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such LENDER; or (3) impose any other conditions affecting this Agreement in respect of Advances or any such extensions of credit, assets, deposits or liabilities; and the result of any event referred to in clause (1), (2) or (3) above shall be to increase such LENDER's costs of making or maintaining any Advances including, without limitation, its Commitment, or to reduce any amount receivable by such LENDER hereunder in respect of its Commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "Additional Costs"), then, in each case, upon demand made by such LENDER as promptly as practicable after it obtains knowledge that such a Regulatory Change exists and determines to make such demand (a copy of which demand shall be delivered to AGENT), BORROWER shall pay to such LENDER from time to time as specified by such LENDER, additional commitment fees or other amounts which shall be sufficient to compensate such LENDER for such increased cost or reduction in amounts receivable by such LENDER from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the Prime Based Rate and, if not paid within 30 days after demand, then with interest at the Default Rate. All references to any "LENDER" shall be deemed to include any participant in such LENDER's Commitment, provided, however, that the foregoing shall not require BORROWER to pay more under this Section because of the existence of such participants than BORROWER would pay to LENDER if there were no participants.

                  (c) Determinations by any LENDER for purposes of this Section of the effect of any Regulatory Change on its costs of making or maintaining Advances or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate such LENDER in respect of any Additional Costs, shall be set forth in writing in reasonable detail and shall be conclusive, absent manifest error.

                  (d) In the event that any LENDER demands compensation under this Section 2.16, then without limiting or reducing the obligations of BORROWER hereunder, such LENDER shall take reasonable steps to mitigate the circumstances resulting in such demand, provided, however, that such LENDER shall not be required to take such steps if, in its opinion, such steps (1) would be inconsistent with such LENDER's internal policies, (2) would or might have an adverse effect upon the LENDER's business, operations, or financial condition or
(3) would result in any cost, liability or exposure to such LENDER.

                                END OF ARTICLE II

                                   ARTICLE III


     3.1 CROSS COLLATERALIZATION. BORROWER agrees that payment and performance of all Liabilities shall be secured by each and all of the following: (a) all Collateral hereinafter set forth in this Article III, (b) all Collateral now or hereafter given by BORROWER (i) to AGENT for the ratable benefit of the LENDERS or (ii) to any of the LENDERS and (c) all Proceeds of the foregoing.

     3.2 ACCOUNTS RECEIVABLE. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's Accounts, as defined herein, presently owned by BORROWER or hereafter existing, created or acquired by it.

     3.3 BOOKS AND RECORDS. To secure the payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's Books and Records.

     3.4 CHATTEL PAPER. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's Chattel Paper, as defined herein, whether presently owned by BORROWER or hereafter acquired by it, including but not limited to all such Chattel Paper, and now or hereafter left in the possession of AGENT or any of the LENDERS for any purpose.

     3.5 CONTRACT RIGHTS. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's Contract Rights, as defined herein, presently owned by BORROWER or hereafter acquired by it.

     3.6 DEPOSIT ACCOUNTS. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby assigns to AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in each and all of the following:

         (a) the balance of every demand or deposit account (including, without limitation, each Cash Collateral Account), now or hereafter existing, of BORROWER with AGENT or any of the LENDERS or any bank (including Fleet National
Bank) affiliated with AGENT or any of the LENDERS (or any successor-in-interest to any of the foregoing) or in transit to any of them; and

         (b) all money, instruments, securities, documents, credits, claims, and other property of BORROWER, now or hereafter or for any purpose (including safe-keeping or pledge or security for any of the Liabilities) in the possession, custody, safekeeping or control of AGENT or any of the LENDERS or any bank (including Fleet National Bank) affiliated with AGENT or any of the LENDERS (or any successor-in-interest to any of the foregoing) or in transit to any of them; and

         (c) any sum now or hereafter owed by AGENT or any of the LENDERS in any capacity to BORROWER whether due or not; and

         (d) all proceeds of any of the foregoing, which, for purposes hereof, means and includes all roll-overs, renewals, continuations, extensions, additions, substitutions, replacements, modifications, and increments to the foregoing Pledged Property, as well as all proceeds of the foregoing in whatever form, including cash, marketable securities, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, insurance or condemnation awards.

     3.7 EQUIPMENT. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's Equipment, as defined herein, of BORROWER, whether presently owned by BORROWER or hereafter acquired by it, and wherever located.

     3.8 GENERAL INTANGIBLES. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's General Intangibles, as defined herein, presently owned by BORROWER or hereafter acquired by it.

     3.9 GOODS. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's Goods, as defined herein, presently owned by BORROWER or hereafter acquired by it.

     3.10 INSTRUMENTS. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's Instruments as defined herein, of BORROWER, whether presently owned by BORROWER or hereafter acquired by it, including but not limited to all such Instruments now or hereafter left in the possession of AGENT or any of the LENDERS for any purpose, including but not limited for the purpose of collection.

     3.11 INVENTORY. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a first security interest in all of BORROWER's Inventory, as defined herein, of BORROWER, whether presently owned by BORROWER or hereafter acquired by it, and wherever located.

     3.12 PRODUCTS AND PROCEEDS. To secure payment and performance of all Liabilities, BORROWER hereby creates in favor of AGENT for the ratable benefit of the LENDERS and hereby grants to AGENT for the ratable benefit of the LENDERS a security interest in the products of the Collateral and all Proceeds thereof.

                               END OF ARTICLE III

                                   ARTICLE IV
                                 REPRESENTATIONS

                 In order to induce AGENT and the LENDERS to enter into this Agreement and to perform their respective obligations hereunder, BORROWER makes the following representations to AGENT and to each of the LENDERS, each and all of which shall survive the execution and delivery of this Agreement for the duration of the term, or the extended or renewed term or terms of, this
Agreement:

     4.1 (a) BORROWER is a corporation of the State of Delaware with its principal place of business at 903 Murray Road, P.O. Box 357, East Hanover, Morris County, New Jersey 07936.

         (b) BORROWER's correct legal name is "FIVE STAR GROUP, INC."

         (c) (1) On the date hereof, BORROWER uses no trade names except the trade name "Decorating Group" in the State of New York. (2) BORROWER will not use any trade name without first giving AGENT prior notice thereof.

         (d) (1) On the date hereof, BORROWER owns no patents, trade names (except as set forth above) or trade marks.

             (2) BORROWER will advise AGENT of any patents, trade names or trade marks which it acquires and, if requested by AGENT, will provide AGENT with a security interest therein.

         (e) BORROWER is engaged in the business of the wholesale distribution of home decorating, hardware and finishing products and business directly related thereto.

         (f) The stock of BORROWER is wholly owned by GUARANTOR.

         (g) BORROWER has no Subsidiaries.

     4.2 BORROWER is in good standing under the laws of the State of Delaware, the state of its incorporation.

     4.3 BORROWER is qualified to do business and is in good standing in the States of Connecticut, New Jersey, Massachusetts, New York and Maryland and in each jurisdiction where the nature of its business requires it to be so qualified except where the failure to so qualify would not have a Materially Adverse Effect on the business, properties or financial condition of BORROWER.

     4.4 BORROWER has the corporate power to execute, deliver and carry out this Agreement and its Board of Directors has duly authorized and approved the terms described herein and the taking of any and all action contemplated herein.

     4.5 (a) On the date hereof, the Collateral given by BORROWER is located at the following addresses:

               (1)      903 Murray Road
                        East Hanover
                        Morris County, New Jersey 07936

                        Record Owner:      Hanover Public Warehousing, L.L.C.
                        Address of
                        Record Owner: c/o Vornado Realty Trust
                                           Park 80 West, Plaza II
                                           Saddle Brook, New Jersey 07663
                                           Attn: Vice President, Real Estate

               (2)      81 Alumni Road
                        Newington, Connecticut 06111

                        Record Owner:      Vernel Company
                        Address of
                        Record Owner: 50 Close Road
                        Greenwich, Connecticut 06830

         (b) In addition and on the date hereof, BORROWER maintains offices, but no Collateral, at the following locations:

                (1)      9 West 57th Street
                         Suite 4170
                         New York (New York County), New York 10019

                         Record Owner:      Solow Company
                         Address of
                         Record Owner:      9 West 57th Street
                                            New York, New York 10019

                (2)      1600 Old Country Road
                         Plainview (Nassau County), New York

                         Record Owner:      R.G.E., Inc.
                         Address of
                         Record Owner:      P.O. Box 30
                                            6901 Jericho Turnpike
                                            Syosset, New York 11791

     4.6 BORROWER has full power and authority to execute, deliver and perform this Agreement, each Revolving Note and all of the other Loan Documents to which it is party and to perform and observe the terms and provisions hereof and thereof.

     4.7 This Agreement is a legal, valid and binding agreement of BORROWER enforceable against BORROWER in accordance with its terms and each Revolving Note and all of the other Loan Documents to which it is a party are similarly valid, binding and enforceable against BORROWER in accordance with their respective terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     4.8 No consent or approval of any trustee or holder of any indebtedness or obligation of BORROWER is necessary in connection with the execution and delivery of this Agreement or any Revolving Note or any of the other Loan Documents to which it is a party or any transaction contemplated hereby or thereby.

     4.9 No consent, permission, authorization, order or license of any governmental authority is necessary in connection with the execution and delivery of this Agreement or any Revolving Note or any of the other Loan Documents to which it is a party or any transaction contemplated hereby or thereby except where the failure to obtain any such consent, permission, authorization, order or license would not create a Materially Adverse Effect on the business, properties or financial condition of BORROWER.

     4.10 There is no provision of any indenture or material agreement, written or oral, to which to the best of BORROWER's knowledge, BORROWER is a party or under which it is obligated which would be contravened in any material respect by the execution and delivery of this Agreement or any Revolving Note or any of the other Loan Documents to which it is a party or by the performance of any material provision, condition, covenant or other term hereof or thereof except where such contravention would not have a Materially Adverse Effect on the business, properties or financial condition of BORROWER.

     4.11 To the best of BORROWER's knowledge, there is no statute, rule or regulation, or any judgment, decree or order of any court or agency binding on BORROWER which would be contravened in any Materially Adverse Effect by the execution and delivery of this Agreement or any Revolving Note or any of the other Loan Documents to which it is a party or by the performance of any material provision, condition, covenant or other term hereof or thereof except where such contravention would not have a Materially Adverse Effect on the business, properties or financial condition of BORROWER.

     4.12 On the date of this Agreement, BORROWER has good and marketable title to all of its properties and assets, real, personal and mixed, as reflected on the most recent balance sheet of BORROWER, and none of said properties or assets is subject to any mortgage, pledge, lien, security interest, encumbrance, charge or title retention or other security agreement or arrangement of any character whatsoever except for Permitted Liens and except as set forth on the Certification as to Liens and except where the existence of such lien would not otherwise violate Section 7.4 or Section 7.5 hereof and would also not have a Materially Adverse Effect on the business, properties or financial condition of BORROWER.

     4.13 (a) BORROWER has timely filed all returns and information and other reports required of it under all Federal, State, local and foreign tax laws to which it is subject, except where failure to file would not have a Materially Adverse Effect on the business, properties or financial condition of BORROWER;

         (b) all such returns and reports are true, correct and complete in all material respects;

         (c) there are not now in effect any extensions of time in which to assess additional taxes against BORROWER;

         (d) BORROWER has paid or made adequate provision for the full payment of all fees, taxes, interest and penalties which have been incurred or are due and payable by it or which have been asserted or proposed to be asserted against it, except for those taxes being contested in good faith and by appropriate proceedings diligently pursued and for which BORROWER has established cash reserves to the satisfaction of AGENT;

         (e) the liability for taxes shown on the most current financial statements of BORROWER submitted to AGENT is sufficient for the payment of all material Federal, State, local and foreign taxes attributable or with respect to all periods, or portions thereof, prior to the date of such financial statements remaining unpaid as of such date and any interest thereon to such date; and

         (f) BORROWER is not now being audited by any tax authority nor are there pending any unresolved issues arising from prior audits, except as set forth in the most current financial statements of BORROWER submitted to AGENT.

     4.14 No material action or proceeding is now pending or, to the knowledge of BORROWER is threatened, against BORROWER at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, other than claims covered by insurance that could reasonably be expected to have a Materially Adverse Effect on the business, properties or financial condition of BORROWER. A summary of existing litigation appears on Schedule 4.14.

     4.15 (a) There are no collective bargaining agreements or other labor contracts covering BORROWER other than the Agreement between Five Star Group, Inc. and Local No. 11 affiliated with International Brotherhood of Teamsters effective December 16, 2000 through December 20, 2003.

         (b) Except as set forth in subsection (a) above, no such collective bargaining agreement or other labor contract will expire during the term of this Agreement.

         (c) To the best of BORROWER's knowledge, no union or other labor organization is seeking to organize, or to be recognized as bargaining representative for, a bargaining unit of employees of BORROWER.

         (d) To the best of BORROWER's knowledge, there is no pending or, threatened strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting
BORROWER or its employees which would have a Materially Adverse Effect on the business, properties or financial condition of the BORROWER.

         (e) There has not been, during the five year period prior to the date hereof, a strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting BORROWER or any of its employees.

         (f) There are no actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the best of BORROWER's knowledge, threatened against BORROWER, by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business that are not, in the aggregate, material.

     4.16 No event has occurred and is continuing which would constitute an Event of Default as defined in Article VII or which, upon a lapse of time and notice, if applicable, would become such an Event of Default and no borrowing by BORROWER under this Agreement constitutes an event of default under any agreement to which BORROWER is a party.

     4.17 All financial statements of BORROWER and all written information and other written data furnished by BORROWER to AGENT are complete and correct in all material respects, and such financial statements have been prepared in accordance with GAAP and fairly represent the financial condition of BORROWER as of such date subject to year-end audit adjustments in the case of interim financial statements. Since such date there has been no material adverse change in BORROWER's financial condition sufficient to impair its ability to repay all of the Liabilities except for those taxes being contested in good faith and by appropriate proceedings diligently pursued and for which BORROWER has established reserves to the satisfaction of AGENT. BORROWER does not have any material contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.


     4.18 (a) Neither BORROWER nor any employee benefit plan maintained by BORROWER is in violation of any of the provisions of the Employee Retirement Income Security Act of 1974, 29 U.S.C. ss.1001 et seq., as from time to time amended ("ERISA") or any regulations issued thereunder by the United States Treasury Department, the Department of Labor and the Pension Benefit Guaranty Corporation, and no prohibited transaction (within the meaning of Title I of ERISA or the Internal Revenue Code of 1986, as amended (the "Code")) has occurred and is continuing with respect to any such plan, in each instance where such violation or prohibited transaction or any liabilities resulting directly or indirectly therefrom individually or in the aggregate could reasonably be expected to have a Materially Adverse Effect on the business, results of operations, prospects, financial condition or any material asset of BORROWER or on the ability of BORROWER to execute this Agreement or consummate any of the transactions contemplated hereby. For purposes of this Agreement, the term "employee benefit plan" means any plan of a type described in Section 3(3) of ERISA in respect of which BORROWER is an "employer" as defined in Section 3(5) of ERISA (herein called the "Benefit Plans" or individually the "Benefit Plan").

         (b) With respect to each such Benefit Plan and any trusts created thereunder:

             (1) all reports, forms and other information required to be filed with any government agency or to be distributed or made available to any Benefit Plan participant or beneficiary of any Benefit Plan have been filed, distributed or made available;

             (2) all Benefit Plans have been amended to the extent currently required by the applicable provisions of ERISA and the Code;

             (3) BORROWER has made all contributions required to be made with respect to each Benefit Plan;

             (4) with respect to each group health plan maintained by BORROWER, the requirements of Sections 601 through 608 of ERISA have been complied with;

             (5) no Benefit Plan and no trust thereunder has been terminated;

             (6) there has been no "reportable event", as defined in Section 4043 of ERISA, or any "accumulated funding deficiency";

             (7) BORROWER has not incurred any liability to the Pension Benefit Guaranty Corporation.

             (c) Neither BORROWER nor any officer, director or other employee of BORROWER, nor any "party in interest" or "disqualified person", as such terms are defined in Section 3 of ERISA and Section 4975 of the Code, has, with respect to any Benefit Plan, engaged in or been a party to any "prohibited transaction", as such term is defined in Section 4975 of the Code or Section 406 of ERISA, in connection with which BORROWER or any officer, director or other employee of BORROWER, or any Benefit Plan, could reasonably be expected to, directly or indirectly, be subject to either a penalty, assessed pursuant to
Section 502(i) of ERISA, or a tax imposed by Section 4975 of the Code.

             4.19 BORROWER is not engaged nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Revolving Loan will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.

             4.20 BORROWER is indebted to SELLER in the principal amount of $5,000,000.


                                END OF ARTICLE IV

     ARTICLE V POSITIVE COVENANTS BORROWER covenants and agrees that, until the full and final payment of the Liabilities, unless AGENT waives compliance in writing:

     5.1 (a) BORROWER will repay the Revolving Loan, in accordance with the terms of the Revolving Notes and this Agreement.

         (b) Unless otherwise provided herein, BORROWER will repay AGENT's customary service charges associated with any accounts maintained at AGENT.

         (c) BORROWER will repay all other Liabilities in accordance with the terms thereof and any note and/or notes and/or records of AGENT evidencing the same.

     5.2 BORROWER will maintain, preserve and keep its properties and assets or cause the same to be maintained, preserved and kept, in good repair, working order and condition excepting reasonable wear and tear; make or cause to be made all necessary and proper repairs, replacements and renewals thereto as shall from time to time be necessary; and make or cause to be made all necessary and proper substitutions, additions, modifications and improvements as may be necessary to preserve (a) the value of its properties and assets, (b) their usefulness to BORROWER and (c) their fitness for their intended purposes, provided that nothing in this Section 5.2 shall prevent BORROWER from discontinuing the operation and maintenance of any of its properties and disposing of same if in the judgment of BORROWER such is desirable in the conduct of its business and such discontinuance and disposition do not in the aggregate have a Materially Adverse Effect on BORROWER.

     5.3 (a) BORROWER will pay as they become due, all taxes (or will provide adequate reserves therefor), assessments, levies and other governmental charges, by whatever name called, that may at any time be lawfully assessed or levied against or with respect to BORROWER, the Collateral or any other property acquired by BORROWER in substitution for, as a renewal or replacement of, or modification, improvement or addition to the Collateral (including, but not by way of limitation, any tax, assessment or other governmental charge which, if not paid, will become a lien or charge upon the Collateral) and will also pay all utilities and other charges incurred in the operation, maintenance, use and upkeep of the Collateral or any part thereof.

         (b) If any lien shall be claimed which in AGENT's opinion might possibly create a valid obligation having priority over the rights granted to it herein, AGENT may, on prior notice to BORROWER, pay such taxes, assessments, charges or claims, and the amount thereof, together with interest at the Default Rate, shall be added to the Liabilities hereby secured.

     5.4 BORROWER will (a) preserve and maintain its corporate existence, (b) maintain all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business except if no Materially Adverse Effect results from the loss of any such rights, privileges and franchises and (c) conduct its business in an orderly and regular manner.

     5.5 At any time or from time to time when in the reasonable opinion of AGENT or its counsel it shall be necessary or desirable, BORROWER will execute, acknowledge and deliver or cause to be executed, acknowledged and delivered any supplement hereto or other mortgage, document, instrument, agreement, UCC-1 Financing Statement, UCC-3 Financing Statement, invoice, bill of lading, shipping document and receipt or other writing as may reasonably be required for perfecting the liens and security interests granted to AGENT hereunder, correcting any inadequate or incorrect description of the Collateral or carrying out the intention of or facilitating the performance of any term, covenant or condition of this Agreement. In the event BORROWER fails to abide by this Section within 10 days from AGENT's request, AGENT may execute all of the above instruments on behalf of BORROWER.

     5.6 Reporting Requirements.

         (a) BORROWER shall maintain books and records in such detail, form and scope as being currently maintained by BORROWER.

         (b) In addition, BORROWER shall supply to AGENT on forms supplied by AGENT or otherwise reasonably acceptable to AGENT, the information set forth in the subsections below, it being understood that in the event that BORROWER does not supply or cause to be delivered to AGENT the information set forth below within 10 calendar days after BORROWER receives notice from AGENT that such information is past due, interest on the Revolving Loan will be calculated at the Default Rate during the time that BORROWER is not in compliance, it being further understood that AGENT's acceptance of payment at the Default Rate does not otherwise prevent AGENT from otherwise declaring an Event of Default as a result thereof:

             (1) At Least Weekly Collateral Reporting: Not in limitation of the foregoing or of the right of AGENT to request other information in the exercise of its reasonable commercial judgment, BORROWER shall submit at the time of each request for an advance under the Revolving Loan but in no event less frequently than weekly the information contained in the Borrowing Base Certificate, such certificate to be submitted no later than Wednesday after the end of the immediately preceding week and such information to include each of the following to the extent not specifically provided for in the Borrowing Base Certificate:

                 (A) all deposit tickets (including collections in the form of cash or checks);

                 (B) immediately upon their occurrences, reports and records of merchandise returns or disputes, discounts, advertising allowances, contraoffsets or any other offsets, volume discounts, rebate arrangements, sales of samples, "bill and hold" transactions, and any other factor which would dilute the value or reduce the amount of any Account Receivable.

             (2) Monthly Collateral Reporting: Also not in limitation of the foregoing or of the right of AGENT to reasonably request other information in the exercise of its reasonable commercial judgment, BORROWER shall submit on a monthly basis the following information, to be submitted no later than 15 days after the end of each calendar month:

                 (A) detailed invoice date Accounts Receivable aging, which detail individual Account Debtors' names, addresses, amounts owed and days outstanding;

                 (B) aging schedules of accounts payable;

                 (C)  Accounts  Receivable/Loan  Reconciliation,   in  the  form
attached hereto as Exhibit "E"; and

                 (D) Collateral Update Certificate, in the form attached hereto as Exhibit "F", including monthly Inventory reports showing the amount of Inventory in stock and the location and cost thereof.

         (c) Quarterly Financial Statements: Also not in limitation of the foregoing or of the right of AGENT to reasonably request other information in the exercise of its reasonable commercial judgment, BORROWER shall, so long as any of the Liabilities remains outstanding (unless AGENT otherwise consents in writing), deliver to AGENT as soon as available and in any event within 50 days after the end of each fiscal quarter of BORROWER, each of the following:

             (1) financial statements prepared internally by management substantially in the same form (except for notes to the financial statements) as required for GUARANTOR's consolidated annual financial statements with BORROWER and NPD Trading (USA), Inc. (GUARANTOR's other subsidiary) and showing on a consolidated basis the assets and liabilities of GUARANTOR, BORROWER and the aforementioned NPD Trading (USA), Inc., at the end of said fiscal quarter and the results of their consolidated operations during said fiscal quarter, prepared in accordance with GAAP, all in reasonable detail and in each case duly certified in the form attached hereto as Exhibit "G" by the principal financial officer of BORROWER as having been prepared in accordance with GAAP and being correct and complete in all material respects subject only to year end adjustments, it being understood that, to the extent that GUARANTOR's quarterly report on Form 10-Q contains any of the foregoing items, AGENT will accept GUARANTOR's report on Form 10-Q in lieu of such items;

             (2) a certificate of said officer in the form attached hereto as Exhibit "G" (i) stating that such officer does not have any knowledge that an Event of Default (or an event which, with notice or the lapse of time or both, would constitute an Event of Default) exists or, if an Event of Default (or such other event) does exist, a statement as to the nature thereof and the actions which BORROWER proposes to take with respect thereto, and (ii) showing calculations in reasonable detail of BORROWER's compliance at and as of the end of each such fiscal quarter, with each financial ratio and requirement of
Article V and Article VI of this Agreement.

         (d) Annual Financial Statements: Not in limitation of the foregoing or of the right of AGENT to reasonably request other information in the exercise of its reasonable commercial judgment, BORROWER shall, so long as any of the Liabilities remains outstanding (unless AGENT otherwise consents in writing), deliver to AGENT as soon as available and in any event within 95 days after the end of each fiscal year of BORROWER, each of the following:

             (1) an annual audit report for such year for  GUARANTOR,  including
(A) on a  consolidated  basis for  BORROWER and the  aforementioned  NPD Trading
(USA), Inc., their balance sheet and statements of operations, their cash flows and changes in stockholders' equity for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year, prepared in accordance with GAAP and all in reasonable detail and in each case duly certified by independent certified public accountants of recognized standing acceptable to AGENT, and (B) on a consolidating basis for GUARANTOR, BORROWER and the aforementioned NPD Trading (USA), Inc., their balance sheet and statement of operations, all in reasonable detail and duly certified in the form attached hereto as Exhibit "G" by the principal financial officer of BORROWER as having been prepared in accordance with GAAP and being correct and complete in all material respects, it being understood that, to the extent that GUARANTOR's annual report on Form 10-K contains any of the foregoing items, AGENT will accept GUARANTOR's report on Form 10-K in lieu of such items;

             (2) a copy of the management letter, if any, issued by such accounting firm to BORROWER; and

             (3) a certificate of said accounting firm stating that, in the course of auditing and reporting on the financial statements of BORROWER for such fiscal year, they obtained no knowledge that BORROWER failed to comply with the terms, covenants, provisions or conditions of Article V or Article VI hereof insofar as such Articles relate to accounting matters or, if such accountants shall have obtained knowledge of such failure, they shall disclose the failure in such statement; and

             (4) a certificate of the chief financial officer of BORROWER in the form attached hereto as Exhibit "H" (A) stating that such officer does not have any knowledge that an Event of Default (or an event which, with notice or the lapse of time or both, would constitute an Event of Default) exists, or, if an Event of Default (or such other event) does exist, a statement of the nature thereof and the actions which BORROWER proposes to take with respect thereto and
(B) showing calculations in reasonable detail of BORROWER's compliance at and as of the end of each such fiscal year with each financial ratio and requirement of
Article V and Article VI of this Agreement.

         (e) Annual Tax Returns: BORROWER hereby covenants to furnish to AGENT, no later than September 20 of each year, a true copy of the tax return of BORROWER as filed with the Internal Revenue Service.

         (f) Annual Projections: Not in limitation of the foregoing or of the right of AGENT to request other information, each BORROWER shall, so long as any of the Liabilities remains outstanding (unless AGENT otherwise consents in writing), deliver to AGENT as soon as available and in any event within 60 days prior to the end of each of its fiscal years, annual projections for the immediately upcoming fiscal year, prepared on an annual basis, and including balance sheet, profit and loss and cash flow and in form acceptable to AGENT.

         (g) Notice of Default: As soon as possible and in any event within three Business Days after it becomes aware of the occurrence of each Event of Default (or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default), the written statement of the chief financial officer of BORROWER setting forth details of such Event of Default (or such other event) and the action which BORROWER proposes to take with respect thereto.

         (h) Notice of Adverse Condition: As soon as possible, the written statement of the chief financial officer of BORROWER setting forth details of any action, event or condition of any nature of which BORROWER is aware, which may reasonably be expected to have a Materially Adverse Effect upon the business, assets or financial condition of BORROWER or the value of the Collateral or the liens and security interests granted to AGENT herein and the action which BORROWER proposes to take with respect thereto.

         (i) Notice of Litigation: BORROWER will notify AGENT in writing within a reasonable time (which shall in no event exceed ten business days after BORROWER's knowledge) of the commencement or threat of any litigation against BORROWER which, if determined adversely to it, would result in its dissolution or liquidation, prevent or materially impair it from conducting its business substantially as now conducted, prevent or materially impair BORROWER from repaying the Revolving Loan and the other Liabilities or prevent or materially impair BORROWER from otherwise faithfully performing its obligations under this Agreement or result in a material adverse change in BORROWER's business or financial condition or affairs or creditworthiness. Without intending to limit the generality of the foregoing, any litigation which seeks monetary damages (whether compensatory or punitive) from BORROWER in an aggregate amount in excess of $150,000.00 which is not covered by insurance shall be deemed to constitute litigation of a character which must be reported to AGENT.

         (j) Other Information: BORROWER will promptly after a written request therefor provide AGENT with: (1) such other information regarding the Collateral (including, without limitation, Accounts Receivable and Inventory) or the Proceeds thereof and the business, affairs and condition of BORROWER (including, without limitation, projections) as AGENT may reasonably request from time to time, and (2) such other financial data or information evidencing compliance with the requirements of this Agreement, the Revolving Notes and the other Loan Documents, as AGENT may reasonably request from time to time.

     5.7 BORROWER will at all times comply with, or cause to be complied with, all laws, statutes, rules, regulations, orders and directions of any governmental authority having jurisdiction over it and its business except for non-compliance that would not have singly or in the aggregate have a Materially Adverse Effect on BORROWER.

     5.8 (a) BORROWER shall maintain insurance coverage as follows:

             (1) Casualty Insurance: At BORROWER's expense, an original policy or policies of insurance issued by financially sound and reputable insurer or insurers satisfactory to AGENT (in the exercise of its reasonable commercial judgment) insuring BORROWER's machinery, equipment, fixtures and personal property against such perils and on such terms and in such amounts as is customarily maintained by similar businesses. Without limiting the generality of the foregoing, said insurance shall in no event be less than that amount necessary to prevent BORROWER and AGENT from being deemed co-insurers under applicable law (and in no event less than the replacement value of the property insured) and shall insure against the hazards of fire, extended coverage, vandalism, malicious mischief and sprinkler leakage and shall name AGENT as mortgagee and loss payee, as its interests may appear. Such policy shall contain a 30 day notice of cancellation and non-renewal provision.

             (2) Liability Insurance: At BORROWER's expense, an original policy or policies of liability insurance issued by financially sound and reputable insurer or insurers satisfactory to AGENT (in the exercise of its reasonable commercial judgment) and in amounts not less than $1,000,000/$3,000,000. Such policy shall name AGENT as an additional insured, as its interests may appear, and shall contain a 30 day notice of cancellation and non-renewal provision.

         (b) Certificates evidencing the coverage afforded under BORROWER's policies of insurance and, if requested, copies of all policies are to be delivered to AGENT.

         (c) If BORROWER fails to take the action called for herein, AGENT may, in its discretion upon 10 days prior notice to BORROWER or such shorter period as may be necessary to prevent a gap in insurance protection and coverage, obtain insurance covering AGENT's interest in the Collateral and the amount of the premium for said insurance, together with per annum interest at the Default Rate, shall be added to the Liabilities and the repayment thereof shall be secured by the Collateral.

         (d) All rights to insurance proceeds are hereby assigned to AGENT to the extent of the unpaid Liabilities.

         (e) Unless otherwise agreed in writing, AGENT shall have the sole right, in its own name or in BORROWER's name, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

         (f) BORROWER shall have no claim against insurance proceeds until all of the Liabilities are paid in full. AGENT shall not be responsible for any failure to collect any insurance proceeds, regardless of the cause of such failure. Nothing herein shall in any way affect AGENT's lien against the Collateral or the liability of any person responsible for the payment of the balance of the Liabilities.

         (g) In the event the Collateral or any part thereof shall be damaged or destroyed, AGENT, at its election, may (1) apply the insurance proceeds or any part thereof to the payment of the Liabilities, whether the indebtedness be matured or not, (2) use the same or any part thereof to fulfill any of the covenants contained herein or in the other Loan Documents as AGENT may determine, (3) use the same or any part thereof to replace or restore the Collateral to the extent satisfactory to AGENT, or (4) release the same to BORROWER.

         (h) BORROWER agrees that in the event that the Collateral or any part thereof shall be damaged or partially or totally destroyed there shall be no abatement or reduction in the amounts payable hereunder and BORROWER shall continue to be obligated to make such payments.

         (i) Any monies released by AGENT to BORROWER or paid or applied on the cost of replacement or restoration shall in no event be deemed a payment on any of the Liabilities.

         (j) Anything to the contrary herein contained notwithstanding, any proceeds paid over to AGENT and not used for replacement or restoration shall be applied to pay accrued interest and any other sums then due and owing to AGENT and the LENDERS, and any excess shall be paid over to BORROWER.

     5.9 (a) BORROWER will safeguard, protect and hold all the Collateral for AGENT's account and make no disposition thereof except in the regular course of business as hereinafter provided in this Section.

         (b) Until AGENT shall have given written notice to BORROWER that an Event of Default has occurred and is continuing, any Collateral which may from time to time remain in possession or control of BORROWER or any third party may be sold and shipped to customers in the ordinary course of business, on open account and on terms not exceeding the terms currently extended. AGENT shall have the right to withdraw this permission at any time by written notice to BORROWER after an Event of Default has occurred and is continuing, in which event no further disposition shall be made of the Collateral without AGENT's written approval.

         (c) Upon the sale, lease, transfer, exchange, or other disposition of the Collateral, the security interests and liens created and provided for herein shall without break in continuity and without further formality or act continue in and attach to the instruments for the payment of money, Accounts Receivable, Contract Rights, documents of title, shipping documents, Chattel Paper and all other cash and non-cash proceeds of such sale, lease, transfer, exchange or disposition, including Collateral returned or rejected by customers or repossessed by AGENT. As to any such sale, lease, transfer, exchange or disposition, AGENT shall have all of the rights of an unpaid seller, including stoppage in transit, replevin and reclamation.

         (d) (1) The rights given BORROWER in subsection (b) above are expressly conditioned on the requirement that BORROWER shall forthwith and immediately transfer, assign, endorse, deliver and turn over to AGENT, or cause to be forthwith and immediately transferred, assigned, endorsed, delivered and turned over to AGENT, in accordance with the requirements of Section 2.5 above and in the identical form received (excluding endorsements necessary for collection for the benefit of AGENT) all of the proceeds described in Section 2.5(b) above. Until so transferred, assigned, endorsed, delivered and/or turned over to AGENT or to a Lockbox, Blocked Account and/or such other place designated by AGENT, BORROWER shall not commingle any of the aforesaid proceeds and amounts and items with any other property of BORROWER or any other person or entity, but shall keep such proceeds and amounts and items segregated, held in trust for AGENT as AGENT's exclusive property (subject to the ratable rights of the LENDERS therein).

             (2) BORROWER covenants and agrees that it will deposit all of the aforesaid proceeds of sale, lease, transfer, exchange or other disposition into a Blocked Account , such Blocked Account being one of the Deposit Accounts described in Article III of this Agreement.

     5.10 For purposes of implementing this Agreement and also for purposes of paying and satisfying the Liabilities, BORROWER hereby designates AGENT or AGENT's representative as its attorney-in-fact with power to endorse its name upon any acceptances, cash equivalents, checks, drafts, money orders, notes, instruments for the payment of money and other evidences of payment or Collateral that may come into AGENT's possession. BORROWER also designates AGENT or AGENT's representative as its attorney-in-fact to sign BORROWER's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors, and assignments and verifications of Accounts Receivable to any Account Debtor and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved. This power is coupled with an interest and is irrevocable while any of the Liabilities remains unpaid. As it relates for to action taken by AGENT or AGENT's representative while acting as the aforesaid attorney-in-fact, neither AGENT nor AGENT's representative shall itself, nor shall its respective directors, managers, officers, employees or agents, be liable or responsible, directly or indirectly, to the other for any action taken, or omitted to be taken by it in good faith, or for the consequences of any oversight or error of judgment on its part occurring in good faith, unless the taking of, or omitting to take, such action, or such oversight or error in judgment by such party or its directors, managers, officers, employees or agents, constitutes gross negligence or willful misconduct.

     5.11 (a) AGENT shall have the right at BORROWER's expense but no more frequently than quarterly (unless an Event of Default has occurred and is continuing) to obtain verifications from Account Debtors relating to the amount and validity of any Account Receivable.

          (b) (1)  Unless  an  Event  of  Default  has   occurred,   BORROWER's
aforementioned expense shall be limited to $1,500 per month, payable monthly in advance with the initial payment payable on the date hereof and on the first day of each and every calendar month beginning November 1, 2001, so as to reimburse AGENT for all expenses incurred by AGENT pursuant to the exercise of its rights under this Section. If an Event of Default has occurred, there shall be no limit on AGENT's right to reimbursement.

              (2) The aforementioned reimbursement shall be paid to AGENT as compensation to AGENT and not for the Pro Rata benefit of the LENDERS

          (c) By its execution of this Agreement, BORROWER authorizes AGENT and each LENDER to reimburse itself for any of its expenses associated with the above in accordance with the general authorization provided to AGENT under
Section 2.8 of this Agreement.

          (d) Any verifications prepared or conducted by BORROWER or its accountants shall be supplied to AGENT.

     5.12 (a) AGENT shall have full access during normal business hours to, and the right, through its officers, agents, attorneys or accountants and at BORROWER's expense to: examine, check, inspect and make abstracts and copies from BORROWER's books, accounts, orders, records, audits, correspondence, and all other papers; confirm and verify all Accounts Receivable and the other Collateral; enter upon BORROWER's premises during business hours and from time to time, for the purpose of examining BORROWER's records concerning the Collateral and for inspecting the Collateral and any and all records. So long as no Event of Default has occurred and is continuing, AGENT's access shall be upon reasonable request and upon prior notice to BORROWER, provided, however, that nothing in the foregoing shall operate to limit or diminish AGENT's right to examine BORROWER's records concerning the Collateral and for inspecting the Collateral and any and all records relating thereto.

          (b) BORROWER will reimburse AGENT for all of its examination fees incurred by AGENT pursuant to the exercise of its rights under this Section.

          (c) (1) Unless an Event of Default has occurred, the reimbursement set forth in subsection (b) above shall be paid at the rate of $833.34 per month, payable on the first day of each and every calendar month beginning November 1, 2001, with a maximum of $10,000 being paid in any one calendar year. If an Event of Default has occurred, there shall be no limit on AGENT's right to reimbursement.

              (2) The aforementioned reimbursement shall be paid to AGENT as compensation to AGENT and not for the Pro Rata benefit of the LENDERS.

          (d) By its execution of this Agreement, BORROWER authorizes AGENT and each LENDER to effect payment for the expenses associated with the above in accordance with the general authorization provided to AGENT under Section 2.8 of this Agreement.

     5.13 (a) (1) In order to compensate AGENT for its expenses in monitoring, reviewing and analyzing BORROWER's records, financial statements and Collateral, BORROWER will pay AGENT a Collateral Management Fee of $3,500 a month, payable on the first day of each and every calendar month beginning November 1, 2001.

              (2) The aforementioned Collateral Management Fee shall be paid to AGENT as compensation to AGENT and not for the Pro Rata benefit of the LENDERS.

          (b) By its execution of this Agreement, BORROWER authorizes AGENT and each LENDER to effect payment for the expenses associated with the above in accordance with the general authorization provided to AGENT under Section 2.8 of this Agreement.

     5.14 BORROWER shall authorize and direct all accountants and auditors employed by it at any time during the term of this Agreement to exhibit and deliver to AGENT copies of any of its financial statements, trial balances or other accounting records of any sort in their possession, and to disclose to AGENT any information they may have concerning its financial status and business operations.

     5.15 Except as may otherwise be specifically provided as to a particular Eligible Receivable, warrants that as to each such Eligible Receivable:

          (a) each such Account is a valid Account;

          (b) no such Account is an Account with respect to which the Account Debtor is an officer, director, employee, or agent of BORROWER or is an entity related to or having common owners with BORROWER;

          (c) no such Account is an Account arising from progress billings, invoices for deposits, and rebills of amounts previously credited to the extent of credits issued more than 15 days prior to such rebill;

          (d) such Account represents a bona fide performed transaction and AGENT maintains a fully perfected first lien therein;

          (e) the delivery of the merchandise or the rendition of services giving rise to the Account has been completed;

          (f) no return, rejection or repossession has occurred;

          (g) to the best of BORROWER's knowledge, the merchandise or services giving rise to the Account have been finally accepted by the Account Debtor without dispute, offset, contra-offset, defense or counter claim and the Account Debtor has agreed to make payment in accordance with the specified terms of the invoice, except for discounts, credits and allowances allowed by BORROWER in the ordinary course of its business and disclosed by BORROWER to AGENT in writing;

          (h) to the best of BORROWER's knowledge, the amount shown on BORROWER's books and on any invoice or statement delivered to AGENT is owing to BORROWER;

          (i) no partial payment has been made unless such partial payment is disclosed by BORROWER to AGENT on BORROWER's records submitted to AGENT;

          (j) such Account continues to be in full conformity with the representations and warranties made by BORROWER to AGENT with respect thereto, except for non-conformances which would not have a Materially Adverse Effect on the business, properties or financial condition of BORROWER and which are disclosed to AGENT in writing;

          (k) no such Account is an Account with respect to which BORROWER is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to BORROWER, to the extent of BORROWER's existing or potential liability to such Account Debtor;

              (l) to the best of BORROWER's knowledge, no such Account is an Account with respect to which the Account Debtor has disputed any liability or the Account Debtor has made any claim with respect to any other Account due to BORROWER, or the Account is otherwise subject to any right of setoff, deduction, breach of warranty or other defense, dispute or counterclaim by the Account Debtor;

          (m) no such Account is an Account as to which any agreement has been made under which any deductions or discount may be claimed except regular discounts in the usual course of business which have been disclosed on the face of the invoice;

          (n) the age of the Account conforms to the standards for eligibility set forth in the definition of Eligible Receivables;

          (o) to the best of BORROWER's knowledge, such Account is fully collectible when due other than that portion of any Account representing late fees, service charges or interest, as to which portion BORROWER has made disclosure to AGENT;

          (p) no such Account is based on a "bill and hold" transaction and/or arises from promotional transactions or salesmen samples;

          (q) no such Account is a guaranteed or consignment lease or sale;

          (r) such Account arises from a lease or sale to an Account Debtor whose principal place of business or whose place of incorporation is located within the United States or Puerto Rico;

          (s) no such Account arises from a lease or sale to a federal, state, local or foreign governmental authority unless such governmental authority is the United States of America or any department, agency or instrumentality of the Untied States, unless BORROWER complied with the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 203 et seq.);

          (t) no such Account arises from an intra-company lease or sale or from a sale or lease to any affiliated entity; and

          (u) no such Account is payable in a currency other than the currency of the United States.

     5.16 If any of the Accounts Receivable includes a charge for any tax payable to any governmental tax authority, AGENT is hereby authorized in AGENT's reasonable discretion, to pay the amount thereof to the proper taxing authority for BORROWER's account and to charge the amount of such tax against a specially designated demand deposit account of BORROWER at AGENT or, in the absence of such designation or in the event that there are insufficient funds in such designated account, then to any demand deposit account of BORROWER at AGENT as of each due date. In the event that there are insufficient funds in any such account on any applicable payment due date, then AGENT is hereby authorized to effect payment by charge against the Revolving Loan by increasing the principal balance of the Revolving Loan as though an Advance were taken by BORROWER against the Revolving Loan in the amount of any payment effected by AGENT. BORROWER shall notify AGENT if any Accounts Receivable include any tax due to any such taxing authority, and in the absence of notice to AGENT, AGENT shall have the right to retain the full proceeds of such Accounts Receivable, and shall not be liable for any taxes that may be due from BORROWER by reason of the sale and delivery creating such Accounts Receivable.

     5.17 Subordination Agreement. BORROWER will obtain the Subordination Agreement required by this Agreement so as to postpone the payment of the "Claims" specified in the Subordination Agreement to the extent specified therein.

     5.18 Minimum Tangible Net Worth.

          (a) As at September 30, 2001 and continuing at all times thereafter, BORROWER shall maintain its Tangible Net Worth at a minimum of $6,500,000.

          (b) For purposes of this covenant, "Tangible Net Worth" shall be determined by the following formula:

          the sum on a consolidated basis of the par value of the capital stock of GUARANTOR, BORROWER and NPD Trading (USA), Inc. +/-surplus/deficit + debt whose payment is subordinated to the prior payment of the Liabilities less

          the sum on a consolidated basis of treasury stock of GUARANTOR, BORROWER and NPD Trading (USA), Inc. + unamortized debt discount and expense + book value of good will (excluding, however, any negative good will) + book value of trademarks + book value of tradenames + book value of patents + deferred charges + intangible assets + all indebtedness due from BORROWER's officers or shareholders, provided, however, that the effect of negative goodwill on the income statement and balance sheet of GUARANTOR, BORROWER and NPD Trading (USA), Inc. shall be excluded

          (c) Compliance with this Section will be tested annually and quarterly by reference to GUARANTOR's annual and quarterly financial statements required to be submitted pursuant to Section 5.6 above and by using GAAP.

          (d) Although compliance with this Section will be tested annually and quarterly as aforesaid, nothing in the foregoing shall prevent AGENT from determining that this covenant has been violated prior to AGENT's receipt of any of the aforementioned financial statements in the event AGENT or any LENDER obtains actual knowledge that BORROWER is not in compliance with this covenant.

     5.19 Total Debt to Tangible Net Worth.

          (a) As at September 30, 2001 and continuing at all times thereafter, BORROWER shall maintain the ratio of its Total Debt to its Tangible Net Worth at no more than 6.0 to 1.0.

          (b) For purposes of this covenant, "Total Debt" shall include all debt owed by BORROWER, including all debt owed by BORROWER to AGENT and the LENDERS but excluding any debt whose payment has been subordinated to the prior payment of the Liabilities. For purposes of this covenant, Tangible Net Worth shall have the meaning given that term in Section 5.18(b) above.

          (c) Compliance with this Section will be tested annually by reference to GUARANTOR's annual consolidated financial statements required to be submitted pursuant to Section 5.6 above and by using GAAP.

          (d) Although compliance with this Section will be tested annually as aforesaid, nothing in the foregoing shall prevent AGENT from determining that this covenant has been violated prior to AGENT's receipt of any of the aforementioned financial statements in the event AGENT or any LENDER obtains actual knowledge that BORROWER is not in compliance with this covenant.

    5.20      Fixed Charge Coverage:

          (a) BORROWER must maintain its "Fixed Charge Coverage" at a ratio greater than 1.1 to 1.0 as at the end of each of its fiscal quarters and years.

          (b) This covenant shall be tested quarterly and annually, using a rolling 12 month basis, by reference to BORROWER's financial statements required to be submitted under this Agreement for each fiscal year and by using GAAP.

          (c) (1) For purposes of this covenant, "Fixed Charge Coverage" means the following ratio:

    BORROWER's earnings before interest, taxes, depreciation and amortization
                 LESS BORROWER's"Unfunded Capital Expenditures"
                   LESS cash payment of income tax liabilities
                     LESS cash distributions to stockholders
        LESS all payments paid as allowed by the Subordination Agreement

                                  -divided by--

                        interest expense PLUS the current
                   maturities of long term debt as reported in
                 BORROWER's annual financial statements for its
                      fiscal year immediately preceding the
                             applicable test period
                    PLUS current maturities of Capital Lease
                      Obligations as reported in BORROWER's
                       annual financial statements for its
                      fiscal year immediately preceding the
                             applicable test period.

              (2) For purposes of this covenant, "Unfunded Capital Expenditures" means BORROWER's Capital Expenditures minus any loans and/or leases incurred in financing any such Capital Expenditures.

              (3) For purposes of this covenant, "Capital Expenditures" means any expenditures (including deposits, and Capitalized Lease Obligations based upon the present value of all future payments) for assets which the purchaser contemplates will be used or usable in fiscal years subsequent to the year of acquisition, all computed in accordance with GAAP.

              (4) For purposes of this covenant, a "Capitalized Lease Obligation" means an obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property which obligation is required to be classified and accounted for as a capital lease on a balance sheet prepared in accordance with GAAP, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

          (d) Although compliance with this Section will be tested quarterly and annually as aforesaid, nothing in the foregoing shall prevent AGENT from determining that this covenant has been violated prior to AGENT's receipt of any of the aforementioned financial statements in the event AGENT or any LENDER obtains actual knowledge that BORROWER is not in compliance with this covenant.

    5.21  Performance Benchmarks.

          (a) (1) AGENT and LENDERS agree that BORROWER shall be entitled to the reduced rate of interest set forth in Section 2.6 above in the event that BORROWER achieves and maintains at certain levels certain performance benchmarks relating to BORROWER's"Fixed Charge Coverage" (as defined in this Article V), such performance benchmarks being referred to, as applicable, as "Performance Benchmark #1" and "Performance Benchmark #2" and "Performance Benchmark #3" in this Agreement.

              (2) For purposes of determining BORROWER's "Fixed Charge Coverage", such "Fixed Charge Coverage" shall be determined in accordance with the definition set forth in the "Fixed Charge Coverage" covenant of this Article V.

          (b) (1) In order for BORROWER to meet Performance Benchmark #1, BORROWER's Fixed Charge Coverage must, as at the end of BORROWER's applicable fiscal quarter for the 12 months ending such fiscal quarter, be greater than
1.25 to 1.0.

              (2) In order for BORROWER to meet Performance Benchmark #2, BORROWER's Fixed Charge Coverage must, as at the end of BORROWER's applicable fiscal quarter for the 12 months ending such fiscal quarter, be greater than
1.35 to 1.0.

              (3) In order for BORROWER to meet Performance Benchmark #3, BORROWER's Fixed Charge Coverage must, as at the end of BORROWER's applicable fiscal quarter for the 12 months ending such fiscal quarter, be greater than
1.40 to 1.0.

          (c) The determination whether BORROWER has satisfied Performance Benchmark #1 or Performance Benchmark #2 or Performance Benchmark #3 for purposes of obtaining the interest rate reduction allowed by Section 2.6 above will be made as set forth in said Section 2.6.

          (d) The determination whether BORROWER remains in compliance with Performance Benchmark #1 and Performance Benchmark #2 and Performance Benchmark #3 for purposes of continuing the interest rate reduction allowed by Section 2.6 above will be made as set forth in Section 2.6.

          (e) In the event that BORROWER qualifies for the aforementioned interest rate reduction, BORROWER must continue to satisfy the requisite Performance Benchmark #1 and Performance Benchmark #2 and Performance Benchmark #3 at all times or the interest rate reduction will be lost effective upon the earlier to occur of LENDER's receipt of any financial statements indicating non-compliance or LENDER's receipt of actual knowledge that BORROWER is not in compliance with the requisite Performance Benchmark. In the event that BORROWER loses its entitlement to an interest rate reduction as aforesaid, BORROWER will not be entitled to again seek to qualify for an interest rate reduction until LENDER's receipt of BORROWER's next quarterly financial statements.

     5.22 Inventory Appraisals: On a frequency requested by AGENT but in no event more frequently than once a year unless an Event of Default has occurred, BORROWER shall provide AGENT at BORROWER's expense such an appraisal of BORROWER's Inventory prepared on a "walk-through" basis (provided no Event of Default has occurred, otherwise based on an appraisal quality specified by AGENT) and otherwise in form and substance satisfactory to AGENT.


     5.23 Landlord's Consents. BORROWER will obtain the Landlord's Consents for the locations set forth in Section 4.5(a) above and any others which AGENT using its reasonable commercial judgment deems necessary or desirable, provided, however, that in the event that despite BORROWER's best efforts BORROWER is unable to deliver to AGENT any Landlord's Consent required hereunder, AGENT and the LENDERS will forbear from requiring such Landlord's Consent upon the condition that BORROWER shall, from time to time upon the reasonable request of AGENT (such request to be deemed reasonable if, so long as no Event of Default has occurred and is continuing, made no more than twice a year), report to AGENT all rent payments made by BORROWER to the owner or owners of the locations set forth in Section 4.5 above, it being understood that BORROWER's failure to provide AGENT with proof of any such rent payment within 15 days of AGENT's request therefor will be sufficient evidence that an Event of Default has occurred hereunder. During any period of time that BORROWER fails to provide AGENT with proof of its rent payment as aforesaid and not in limitation of any other right of AGENT hereunder, AGENT may reserve from BORROWER's availability to borrow under the Revolving Loan the amount of rental which became due and owing from the date of the last proof submission by BORROWER.

                                END OF ARTICLE V

                                   ARTICLE VI
                               NEGATIVE COVENANTS

     BORROWER covenants and agrees, that until the full and final payment of the Liabilities, unless AGENT waives compliance in writing:

     6.1 Change in Location: BORROWER will not (a) change the location of its chief executive office or where its books and records are maintained or (b) change the names currently used by it for billing or other business purposes or
(c) change or add to the location or locations of any Collateral as set forth in
Section 4.5 above unless in each case above (i) BORROWER shall have given AGENT 30 days written notice of such change and (ii) AGENT shall have received such instruments or documents as AGENT may reasonably request so that such change will not impair or negatively affect the security interests granted to AGENT hereunder.

     6.2 Changes in  Business:  Except as  permitted by the proviso set forth in
Section 5.2 hereof, BORROWER will not (a) make any material change in its business or in the nature of its operation, or (b) liquidate or dissolve itself (or suffer any liquidation or dissolution) or (c) convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except sales of Inventory or other Collateral in the ordinary course of business and for a fair consideration or (d) dispose of any shares of stock or any indebtedness, whether now owned or hereafter acquired or (e) discount, sell, pledge, hypothecate or otherwise dispose of Accounts Receivable.

     6.3 Dissolution, Mergers, Acquisitions, Formation of Subsidiaries: BORROWER will (a) not dissolve or otherwise dispose of all or a substantial part of its assets, (b) not consolidate with or merge into another corporation or entity permit one or more other corporations or entities to consolidate with or merge into it (whether or not BORROWER or any Subsidiary is the surviving entity) except that GUARANTOR may merge with and into BORROWER so long as BORROWER is the survivor, (c) not acquire all or substantially all of the assets or any of the capital stock of any corporation or other entity and (d) not form or create or acquire any Subsidiary.

     6.4 Liens: Except for Permitted Liens or as disclosed in the Certification as to Liens, BORROWER will not suffer to exist any lien, encumbrance, mortgage or security interest on property on which a lien has been given to AGENT pursuant to this Agreement or any of the other Loan Documents.

     6.5 Indebtedness: BORROWER will not create, incur, permit to exist or have outstanding any indebtedness, except:

          (a) indebtedness of BORROWER to AGENT and the LENDERS under this Agreement and the Revolving Notes;

          (b) accrued taxes, assessments and governmental charges not yet due and payable, non-interest bearing accounts payable and accrued liabilities, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred ---- compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

          (c) indebtedness secured by any purchase money security interests to the extent this Agreement may expressly allow any such purchase money security interest and Capitalized Lease Obligations (as defined below in this Article), in each case incurred only if, after giving effect thereto, the limit on Capital Expenditures set forth in this Article would not be breached;

          (d) debt under the Subordination Agreement.

          6.6 Guaranties:

          (a) BORROWER will not assume, endorse, be or become liable for, or guarantee, the obligations of any person or entity, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          (b) For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire indebtedness of any other person or entity, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of any indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the indebtedness of another person or entity, or to supply funds to or in any manner invest in another person or entity in connection with the indebtedness of such person or entity.

      6.7 ERISA:

          (a) BORROWER will not permit the occurrence of any Termination Event under ERISA, or the occurrence of a termination or partial termination of a Defined Contribution Plan which would result in a liability to BORROWER or any Subsidiary in excess of $150,000.

          (b) BORROWER will not engage, or permit BORROWER or any Subsidiary to engage, in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code, for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Internal Revenue Code is imposed in excess of $150,000.

          (c) BORROWER will not engage or permit BORROWER or any Subsidiary to engage, in any breach of fiduciary duty under Part 4 of Title I of ERISA; or

          (d) BORROWER will not permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to BORROWER or any Subsidiary individually or together with all similar liabilities and increases, is material to BORROWER or any Subsidiary; or

          (e) BORROWER will not fail, or permit BORROWER or any Subsidiary to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Internal Revenue Code and all other applicable laws and the regulations and interpretations thereof.

     6.8 Compromise of Claims: BORROWER will not compromise, settle or adjust any claims which are part of or which affect the Collateral except in the ordinary course of business.

     6.9 Bank Accounts: BORROWER will not establish any deposit or other bank account with any financial institution unless such account is approved in writing by AGENT.

     6.10 Subordinated Debt:

          (a) BORROWER will not amend or change, or consent to any amendment or change, with respect to, the Subordination Agreement or any other document evidencing or securing the debt subordinated thereby.

          (b) BORROWER will not directly or indirectly, make any principal payment or distribution of or on account of any debt subordinated by the Subordinated Debt except to the extent expressly allowed therein.

     6.11 Loans and Investments: BORROWER will not make loans or advances or make or suffer to exist, any investment in any person or entity, including, without limitation, any loans to or investments in GUARANTOR and/or NPD Trading
(USA), Inc., or any shareholder, director, officer or employee of BORROWER, GUARANTOR and NPD Trading (USA), Inc., provided however, that notwithstanding the foregoing, BORROWER may make investments in:

          (a) obligations issued or guaranteed by the United States of America;

          (b) certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

          (c) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

          (d) repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations; and

          (e) shares of "money market funds", each having net assets of not less than $100,000,000;

in each case maturing or being due or payable in full not more than 365 days after BORROWER's acquisition thereof.

     6.12 Fiscal Year: BORROWER will not change its fiscal year without the prior written consent of AGENT, which consent shall not be unreasonably withheld.

     6.13 Amendment of Corporate Documents: BORROWER will not modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate, its certificate of incorporation or by-laws except for amendments that would not adversely affect any Liabilities, any Collateral, any rights or remedies of AGENT or the LENDERS hereunder or the ability of BORROWER to perform its obligations, or conduct its business as previously conducted.

     6.14 No Year-to-Date Net Loss in Excess of $300,000:

          (a) BORROWER will not suffer a year-to-date Net Loss of $300,000 or more in any fiscal year.

          (b) AGENT will determine compliance with this Section on a quarterly basis (commencing with the fiscal quarter ending September 30, 2001) using the consolidated financial information required to be submitted by BORROWER under this Agreement and by using GAAP

          (c) Although compliance with this Section will be tested quarterly as aforesaid, nothing in the foregoing shall prevent AGENT from determining that this covenant has been violated prior to AGENT's receipt of any of the aforementioned financial statements in the event AGENT or any LENDER obtains actual knowledge that BORROWER is not in compliance with this covenant.

     6.15 Losses in Any Two Consecutive Fiscal Quarters:

          (a) BORROWER will not suffer a Net Loss for any two consecutive fiscal quarters.

          (b) AGENT will determine compliance with this Section on a quarterly basis (commencing with the fiscal quarter ending September 30, 2001) using the consolidated financial information required to be submitted by BORROWER under this Agreement and by using GAAP.

          (c) Although compliance with this Section will be tested quarterly as aforesaid, nothing in the foregoing shall prevent AGENT from determining that this covenant has been violated prior to AGENT's receipt of any of the aforementioned financial statements in the event AGENT or any LENDER obtains actual knowledge that BORROWER is not in compliance with this covenant.

     6.16 Capital Expenditures:

          (a) BORROWER will not incur Capital Expenditures in an amount exceeding $500,000 in any fiscal year.

          (b) For purposes of this covenant, the following terms shall have the following meanings:

              (1) "Capital Expenditures" - aggregate expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise and the principal portion of payments with respect to Capitalized Lease Obligations.

              (2) "Capital Lease" - any lease of property which would be capitalized on the lessee's balance sheet or for which the amount of the asset or liability thereunder, if so capitalized, should be disclosed in a note to such balance sheet.

              (3) "Capitalized Lease Obligation" - any obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property which obligation is required to be classified and accounted for as a capital lease on a balance sheet prepared in accordance with GAAP, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

          (c) AGENT will determine compliance with this Section on an annual basis (commencing with the fiscal year ending December 31, 2000) using the consolidated financial information required to be submitted by BORROWER under this Agreement and by using GAAP.

          (d) Although compliance with this Section will be tested annually as aforesaid, nothing in the foregoing shall prevent AGENT from determining that this covenant has been violated prior to AGENT's receipt of any of the aforementioned financial statements in the event AGENT or any LENDER obtains actual knowledge that BORROWER is not in compliance with this covenant.

     6.17 Margin Securities: BORROWER will not own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Board of Governors as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, AGENT is to have received an opinion of counsel satisfactory to AGENT to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G or U or any other regulation of the Board of Governors then in effect.

                                END OF ARTICLE VI

                                   ARTICLE VII
                                EVENTS OF DEFAULT


     Regardless of the terms of any of the other Loan Documents, the occurrence of any of the following events shall be deemed an event of default (an "Event of Default") hereunder:

     7.1 (a) BORROWER shall fail to pay on its due date any interest or principal or premium due on the Revolving Loan or any Revolving Note;

         (b) BORROWER shall fail to pay within 10 days of its due date any other payment due under this Agreement;

     7.2 BORROWER shall fail to perform or observe any covenant of BORROWER contained in Section 5.6, Section 5.19 or Section 5.20 or Article VI of this Agreement;

     7.3 (a) any representation or warranty herein or in any of the other Loan Documents or in connection with any transaction contemplated hereby or thereby shall prove to have been false or misleading in any material respect when made;

         (b) to the extent that any aforementioned representation is made to the best of the information, knowledge or belief of BORROWER but the underlying representation is nonetheless false or misleading in any material respect, an Event of Default will be deemed to have occurred hereunder if BORROWER fails to make correct the underlying representation 30 Business Days after notice from AGENT to do so;

     7.4 (a) AGENT shall fail to have a legal, valid and binding first lien on the Accounts Receivable and Inventory;

         (b) Except for Permitted Liens and except as may be set forth on the Certification as to Liens, AGENT shall fail to have a legal, valid and binding first lien on any of the other Collateral;

     7.5 (a) any consensual lien or encumbrance or any security interest, perfected or otherwise, other than the security interests specifically provided for or permitted hereunder, shall be created in the Collateral;

         (b) any non-consensual lien, including but not limited to any judgment against BORROWER or GUARANTOR, becomes an encumbrance against BORROWER's Accounts or Inventory and BORROWER does not remove or discharge such lien within 10 days after notice from AGENT to do so;

         (c) any non-consensual lien, including but not limited to any judgment against BORROWER or GUARANTOR in any amount in excess of $50,000 becomes an encumbrance against any of the other Collateral and BORROWER does not remove or discharge such lien within 30 days after notice from AGENT to do so;

     7.6 BORROWER or GUARANTOR shall admit in writing an inability to pay debts as they come due or shall file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors;

     7.7 an involuntary petition shall be filed under any bankruptcy or insolvency statute against BORROWER or GUARANTOR and such petition is not discharged or stayed within 60 days from the date of the filing of the petition;

     7.8 a receiver or trustee shall be appointed to take possession of the properties of BORROWER or GUARANTOR;

     7.9  BORROWER  or  GUARANTOR  ceases  all  or  substantially   all  of  its
operations;

     7.10 any default shall occur under any other loan agreement involving either the borrowing of money or the advance of credit to which BORROWER or GUARANTOR may be a party as borrower or guarantor and such default results in the acceleration of the money owing under such other loan agreement;

     7.11 BORROWER or GUARANTOR shall breach, violate or default under, any term, condition, provision, representation or warranty contained in this Agreement not specifically referred to in this Article VII and such breach, default or violation is not cured within the earlier of (a) the time period given by this Agreement for cure or (b) in the absence of this Agreement's giving any such time period for cure, 30 Business Days after notice from BANK to do so;

     7.12 any breach, default or violation shall occur under any of the terms, conditions, representations, warranties or covenants contained in any of the other Loan Documents and such breach, default or violation is not cured within the earlier of (a) the time period given by any such other Loan Document for cure or (b) in the absence of any such other Loan Document's giving any such time period for cure, 30 Business Days after notice from BANK to do so;

     7.13 any of the Loan Documents (or any provision thereof) is claimed by BORROWER or by GUARANTOR to be invalid or unenforceable;


     7.14 BORROWER or GUARANTOR shall fail to obtain and deliver to AGENT any mortgage, financing statement, subordination agreement or any other documentation required to be signed or obtained as part of this Agreement or shall have failed to take any action requested by AGENT to perfect or protect the security interests provided for herein and such failure is not cured within the earlier of (a) the time period given by this Agreement for cure or (b) in the absence of this Agreement's giving any such time period for cure, 30 Business Days after notice from BANK to do so;

     7.15 BORROWER obtains any loan secured by Accounts Receivable or Inventory from any source other than AGENT; 7.16 if BORROWER is not in compliance with the Lending Formula and BORROWER fails to come into compliance with such Lending Formula immediately after BORROWER receives notice that it is required to do so;

     7.17 BORROWER shall fail to timely remit payment to any of the landlords of any of the properties described in Section 4.5 of this Agreement where BORROWER maintains Collateral or any default shall occur under any lease at such location;

     7.18 any other event occurs or condition exists which, in the opinion of AGENT, constitutes a Materially Adverse Effect in the business condition or financial status of BORROWER or which, in the opinion of AGENT, impairs the ability of BORROWER to discharge its obligations hereunder or which causes AGENT to deem itself insecure;

     7.19 any other event occurs or condition exists which, in the opinion of AGENT, constitutes a Materially Adverse Effect in the business condition or financial status of GUARANTOR or which, in the opinion of AGENT, impairs the ability of GUARANTOR to discharge its obligations under the Guaranty or which causes AGENT to deem itself insecure.

                               END OF ARTICLE VII

                                  ARTICLE VIII
                                    REMEDIES

     8.1 Upon the occurrence and continuance of an Event of Default, AGENT may and, at the direction of the Required Lenders, AGENT shall do any or all of the following at the same time or at different times:

         (a) AGENT may, by written notice to BORROWER, declare the entire principal amount of the Revolving Loan, or the unpaid balance thereof, together with all accrued interest and all other lawful and proper charges thereon, immediately due and payable whereupon all such sums shall become immediately due and payable with interest thereafter at the Default Rate, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by BORROWER.

         (b) AGENT may, by written notice to BORROWER, declare all other Liabilities, together with all accrued interest and all other lawful and proper charges thereon, to be forthwith due and payable with interest thereafter at the Default Rate, whereupon all such sums shall become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by BORROWER.

         (c) AGENT may proceed with or without judicial process to take possession of all or any part of the Collateral not already in the possession of AGENT. BORROWER agrees that upon receipt of notice of AGENT's intention to take possession of all or any part of said Collateral, BORROWER will do everything reasonably necessary to make same available to AGENT.

         (d) AGENT may assign, transfer and deliver at any time or from time to time, in accordance with the Uniform Commercial Code, the whole or any portion of any Collateral which is subject to the Uniform Commercial Code or any rights or interests therein; and without limiting the scope of AGENT's rights thereunder, sell such Collateral at a public or private sale, or in any other manner, at such price or prices as AGENT may deem best, and either for cash or credit, or for future delivery, at the option of AGENT, in bulk or in parcels and with or without having such Collateral at the sale or other disposition. AGENT shall have the right to be the purchaser at any public sale. Any notification of a sale or other disposition of the Collateral or of any other action by AGENT required to be given by AGENT to BORROWER will be sufficient if given not less than ten (10) days prior to the day on which such sale or other disposition will be made and in the manner set forth in Section 10.1; such notification shall be deemed reasonable notice. In the event of a sale of such Collateral, or any other disposition thereof, AGENT shall apply all proceeds first to all costs and expenses of disposition, including attorneys' fees, and then to the Liabilities of BORROWER to AGENT.

         (e) AGENT may immediately, and without notice or other action, set-off and apply against the Liabilities (1) any and all deposits and all other items described in Section 3.6 hereof and/or (2) any sum owed by AGENT or any LENDER in any capacity to BORROWER whether due or not. ANY AND ALL RIGHTS TO REQUIRE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE REVOLVING LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO THE FOREGOING, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. AGENT may do the foregoing even though some or all of the Liabilities may be unmatured and regardless of the adequacy of any other Collateral securing the Liabilities. AGENT shall be deemed to have exercised such right of set-off and to have made a charge against any such sum immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereto.

         (f) AGENT may send notice of assignment and/or notice of AGENT's security interest to any and all Account Debtors or any third party holding or otherwise concerned with any of the Collateral, and thereafter, AGENT shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral. Any and all of AGENT's reasonable collection expenses, including but not limited to stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection agencies or attorneys utilized, shall be added to the Liabilities and charged against a specially designated demand deposit account of BORROWER at AGENT or, in the absence of such designation or in the event that there are insufficient funds in such designated account, then to any demand deposit account of BORROWER at AGENT as of each due date.

         (g) AGENT may without notice to or consent from BORROWER, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise, upon any terms, any of the Accounts Receivable or any securities, instruments or insurance applicable thereto and/or release the Account Debtor thereon. AGENT is authorized and empowered to accept the return of the Goods represented by any of the Accounts Receivable, without notice to or consent by BORROWER all without discharging or in any way affecting BORROWER's liability hereunder. AGENT does not, by anything herein or in any assignment or otherwise, assume any obligations of BORROWER under any Account, contract or agreement assigned to AGENT, and AGENT shall not be responsible in any way for the performance by BORROWER of any of the terms and conditions thereof.

         (h) AGENT may notify the Post Office authorities to change the address for delivery of mail addressed to BORROWER to such address as AGENT may designate.

         (i) AGENT may add to the Liabilities AGENT's reasonable expenses to obtain or enforce payment of any Liabilities hereunder and the enforcement or liquidation of any debt hereunder shall include reasonable attorneys' fees, plus other legal expenses incurred by AGENT.

     8.2 AGENT is hereby further granted a license or other right to use, without charge at all times on and after the occurrence and continuance of an Event of Default, BORROWER's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and BORROWER's rights under all licenses and franchise agreements are to inure to AGENT's benefit.

     8.3 (a) Upon the occurrence and continuance of an Event of Default, each LENDER may, with the consent of the Required Lenders, declare all Liabilities owed to any such LENDER, together with all accrued interest and all other lawful and proper charges thereon, to be forthwith due and payable, whereupon all such sums shall become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by BORROWER.

         (b) Upon the occurrence and continuance of an Event of Default, each LENDER may, with the consent of the Required Lenders, immediately and without notice or other action, set-off and apply against the Liabilities (1) any and all deposits and all other items described in Section 3.6 hereof and/or (2) any sum owed by any such LENDER in any capacity to BORROWER whether due or not. ANY AND ALL RIGHTS TO REQUIRE any LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE REVOLVING LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO THE FOREGOING, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each LENDER may do the foregoing even though some or all of the Liabilities may be unmatured and regardless of the adequacy of any other Collateral securing the Liabilities. Each LENDER shall be deemed to have exercised such right of set-off and to have made a charge against any such sum immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereto.
8.4 BORROWER shall remain liable for any deficiency resulting from a sale, lease, foreclosure or other disposal of the Collateral and shall pay any such deficiency forthwith on demand, together with per annum interest at the Default Rate. 8.5 The rights of AGENT and each LENDER under this Article are in addition to all other remedies, statutory and otherwise, which are available to it at law or in equity or otherwise and whether or not under the terms of any of the other Loan Documents.

                               END OF ARTICLE VIII

                                   ARTICLE IX
                         AGENT; RELATIONS AMONG LENDERS

     9.1 APPOINTMENT OF AGENT. Each LENDER hereby irrevocably appoints and authorizes AGENT to act as its exclusive agent and the administrator of its rights hereunder and under any of the other Loan Documents or other documents or instruments referred to or provided for herein or therein with such powers as are specifically delegated to AGENT by the terms of this Agreement and any of the other Loan Documents, together with such other powers as are reasonably incidental thereto.

     9.2 POWERS OF AGENT; CONSENT AND WAIVER.

         (a) Subject to the provisions of subsections (d) below, AGENT shall have the power to do each and all of the following:

             (1) except for the original of any Revolving Note the possession of which is to be maintained by each LENDER, (i) hold in AGENT's possession all of the other Loan Documents or other documents or instruments referred to or provided for herein or therein and (ii) maintain separate records and accounts with respect to the Revolving Loan, reflecting the interests of LENDERS in the Revolving Loan;

             (2) service and control the administration of the Revolving Loan (including, without limitation, the disbursement of Revolving Loan monies);


             (3) manage and perform the terms of the Loan Documents; provided, however, that as it relates to the disbursement of Revolving Loan monies, AGENT shall be under no obligation to disburse such monies until after receipt of such monies from LENDERS. In the absence of receipt of each LENDER's Pro Rata Share of such Revolving Loan monies, AGENT may, but is not obligated to, make an Advance to BORROWER attributable to the non-paying LENDER's Pro Rata Share of the total Advance requested under the Revolving Loan;

             (4) retain possession of the Loan Documents for itself and as agent for the LENDERS to the extent of their Pro Rata Share;

             (5) afford each LENDER the right, at its own expense and through employees, agents or counsel, to examine the original Loan Documents, or original counterparts thereof, and other documents and information relating to the transactions contemplated thereby contained in AGENT's files during normal business hours at the office of AGENT noted in this Agreement, or at such other place as may be designated from time to time, upon a LENDER's delivery of reasonable prior notice to AGENT;

             (6) at the requesting LENDER's expense, furnish copies of any documents reasonably requested by the requesting LENDER;

             (7) upon the request of a LENDER, allow the requesting LENDER, at requesting LENDER's expense, to join in the exercise of AGENT's right pursuant to the Loan Documents to inspect and examine the books of BORROWER and other related parties, upon the requesting LENDER's delivery of reasonable prior notice to AGENT;

             (8) without charge or fee to the LENDERS, issue statements for and collect all collections under the Revolving Loan as trustee for the LENDERS and retain records of all amounts as the same are received in connection with or arising out of the Revolving Loan, whether as principal, interest or otherwise, and including (without limiting the generality hereof) each of the following:
(A) proceeds of or recoveries under insurance and/or title policies; (B) amounts payable by third parties; (C) amounts payable by reason of total or partial condemnation or taking by governmental authority; (D) amounts realized as the result of enforcement under this Agreement or of Collateral; and (E) amounts received as proceeds of one or more foreclosure sales;

             (9) hold each LENDER's Pro Rata Share of the above amounts in trust for and (but only to the extent that AGENT has received good funds of such amounts) pay to the LENDERS Ratably any amounts described above on the applicable Settlement Date.

                 (b) AGENT shall perform its obligations under this Agreement and the other Loan Documents in good faith according to the same standard of care as that customarily exercised by AGENT in administering its own loans similar to the Revolving Loan.

                 (c) Subject to the provisions of subsection  (d) below,  AGENT:
(1) shall have no duties or responsibilities except those expressly set forth in this Agreement (together with such other powers as are reasonably incidental thereto) and any of the other Loan Documents or other documents or instruments referred to or provided for herein or therein or required by law; and (2) shall not by reason of this Agreement be a fiduciary or trustee for any LENDER, except to the extent that AGENT acts as an agent with respect to the receipt or payment of funds.

                 (d) (1) Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any of the other Loan Documents may be amended, and the performance or observance by BORROWER or any guarantor of any terms of this Agreement or the other Loan Documents or the continuance of any Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of AGENT.

                 (2) Notwithstanding the foregoing, approval of all LENDERS shall be required for any amendment, modification or waiver of this Agreement that:

                    (A) reduces or forgives any principal of any unpaid Advance or any interest thereon (including all interest and costs associated with an Event of Default or non-payment by a Delinquent Lender as defined below) or any fees due any LENDER hereunder, or permits any prepayment not otherwise permitted hereunder; or

                    (B) changes the unpaid principal amount of, or the rate of interest on, any Advance; or

                    (C) changes the date fixed for any payment of principal of or interest on any Advance (including, without limitation, any extension of the Maturity Date) or any fees payable hereunder; or

                    (D) changes the amount of any LENDER's Pro Rata Share of the Total Commitments (other than pursuant to an assignment permitted under Section 9.19 hereof) or increases the amount of the Total Commitments; or

                    (E)  amends  any of the  financial  covenants  contained  in
                    Article V and Article VI of this Agreement; or

                    (F) releases or reduces the liability of any guarantor or other obligor (if any) other than as may be expressly permitted under this Agreement; or

                    (G) amends or modifies any other covenants of this Agreement and or any other provision herein or in any of the other Loan Documents unless such covenant or provision expressly allows approval by only the REQUIRED LENDERS; or

                    (H) amends any of the provisions governing funding contained in Article II and Article IX hereof; or

                    (I) changes the rights, duties or obligations of AGENT specified in this Article IX (provided that no amendment or modification to AGENT's rights, duties or obligations or to the fees payable to AGENT under this Agreement may be made without the prior written consent of AGENT); or

                    (J) changes the definition of REQUIRED LENDERS or alters provisions calling for approval of the REQUIRED LENDERS; or

                    (K) releases any Collateral (except as expressly permitted by this Agreement), or agrees to the release or modification of any rights or powers with respect to the Collateral, or agrees to or accepts any other collateral in substitution for the Collateral (except, in all of the foregoing cases, upon satisfaction of conditions as set forth in this Agreement).

             (3) No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of AGENT or the LENDERS or any LENDER in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to such right or any other rights of AGENT or the LENDERS. No notice to or demand upon BORROWER shall entitle BORROWER to other or further notice or demand in similar or other circumstances.

     9.3 DELEGATION OR TRANSFER OF AGENCY FUNCTION.

         (a) Without the consent of BORROWER or any LENDER, AGENT may at any time or from time to time transfer its functions as AGENT hereunder to any of its offices wherever located in the United States, provided that AGENT shall promptly notify BORROWER and LENDERS thereof.

         (b) AGENT may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     9.4 IMMUNITIES OF AGENT; EXCULPATION.

         (a) AGENT shall not be responsible to LENDERS:

             (1) for any recitals, statements, representations or warranties made by BORROWER or any officer, partner or official of BORROWER or any other person contained in this Agreement or any of the other Loan Documents, or in any certificate or other documents or instruments referred to or provided for in, or received by any of them under, this Agreement or any of the other Loan Documents or other documents or instruments referred to or provided for herein or therein; or

             (2) for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Loan Documents or any other document or instrument referred to or provided for herein or therein; or

             (3) for the perfection or priority of any lien or pledge securing the obligations hereunder or thereunder; or

             (4) for any failure by BORROWER to perform any of its obligations hereunder or thereunder.

         (b) Neither AGENT nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any of the other Loan Documents or other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

     9.5 RELIANCE BY AGENT. AGENT shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram, telecopier or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by AGENT. AGENT may deem and treat each LENDER as the holder of the Pro Rata Share of the Revolving Loan made by it for all purposes hereof and shall not be required to deal with any person who has acquired a participation interest in the Revolving Loan from a LENDER. As to any matters not expressly provided for by this Agreement or any of the other Loan Documents or other documents or instruments referred to or provided for herein or therein, AGENT shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the REQUIRED LENDERS, and such instructions of the REQUIRED LENDERS and any action taken or failure to act pursuant thereto shall be binding on all of the LENDERS and any other holder of all or any portion of the Revolving Loan or participation therein.

     9.6 DEFAULTS. AGENT shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless AGENT has actual knowledge of the same or has received notice from a LENDER or BORROWER referring to this Loan Agreement, describing such Event of Default and stating that such notice is "notice of default". In the event that AGENT obtains such actual knowledge or receives such a notice, AGENT shall give prompt notice thereof to each of the LENDERS. AGENT shall take such action with respect to such Event of Default as shall be reasonably directed by the REQUIRED LENDERS. Unless and until AGENT shall have received such direction, AGENT may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Event of Default as it shall deem advisable in the best interest of the LENDERS, provided, however, that AGENT shall not accelerate the indebtedness under this Agreement without the prior written consent of the REQUIRED LENDERS.

     9.7 NON-RELIANCE ON AGENT AND OTHER LENDERS.

         (a) Each LENDER agrees that it has, independently and without reliance on AGENT or any other LENDER, and based on such documents and information as it has deemed appropriate, made its own credit analysis of BORROWER and its Subsidiaries and the decision to enter into this Agreement and that it will, independently and without reliance upon AGENT or any other LENDER, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents or other documents or instruments referred to or provided for herein or therein. AGENT shall not be required to keep itself informed as to the performance or observance by BORROWER of this Agreement or any of the other Loan Documents or any other documents or instruments referred to or provided for herein or therein or to inspect the Collateral (including, without limitation, any tangible property) or books of BORROWER. Except for notices, reports and other documents and information expressly required to be furnished to LENDERS by AGENT hereunder, AGENT shall not have any duty or responsibility to provide the LENDERS with any credit or other information concerning the affairs, financial condition or business of BORROWER or any of its Subsidiaries or any guarantor of the Liabilities hereunder (or any affiliate of them) which may come into the possession of AGENT or any of its affiliates.

         (b) AGENT shall not be required to file this Agreement, any of the other Loan Documents or any other documents or instruments referred to herein or therein, for record or give notice of this Agreement, any of the other Loan Documents or any other documents or instruments referred to herein or therein, to anyone.

     9.8 SHARING OF COSTS BY LENDERS; INDEMNIFICATION OF AGENT. (a) Each LENDER agrees to pay its Pro Rata Share, based on the amount of its respective Outstanding Advances due under its Revolving Note, of any expenses incurred (and not paid or reimbursed by BORROWER after demand for payment is made by AGENT) by or on behalf of LENDERS in connection with any Event of Default, including, without limitation, costs of enforcement of the Loan Documents and any advances to pay taxes or insurance premiums or otherwise to preserve its lien against the Collateral or to preserve or protect the Collateral. In the event a LENDER fails to pay its Pro Rata Share of expenses as aforesaid, and all or a portion of such unpaid amount is paid by AGENT, then the defaulting LENDER shall reimburse AGENT for the portion of such unpaid amount paid by it, together with interest thereon at the Prime Based Rate from the date of payment by AGENT.

         (b) In addition, each LENDER agrees to reimburse and indemnify AGENT (to the extent it is not paid by on or behalf of BORROWER, after demand for payment is made by AGENT) for such LENDER's Pro Rata Share, based upon the amount of its respective Outstanding Advances due under its Revolving Note, of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against AGENT in any way relating to or arising out of this Agreement, any of the other Loan Documents or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, any costs and expenses which BORROWER is obligated to pay under this Agreement), or as a result of the enforcement of any of the terms of this Agreement, the other Loan Documents, or of any such other documents or instruments contemplated by or referred to herein or therein; provided that no LENDER shall be liable for (1) any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified, (2) any loss of principal or interest with respect to AGENT's Pro Rata Share of the Revolving Loan (except, in the case of a particular LENDER, any loss suffered by AGENT in connection with a swap or other interest rate hedging arrangement entered into between AGENT and BORROWER for the benefit of or for the account of such LENDER).

     9.9 RIGHTS OF AGENT AS LENDER. With respect to AGENT's individual Commitment and its Pro Rata Share of the Revolving Loan, AGENT in its capacity as a LENDER hereunder shall have the same rights and powers hereunder as any other LENDER and may exercise the same as though it were not acting as AGENT, and the term "LENDER" or "LENDERS" shall, unless the context otherwise indicates, include AGENT in its capacity as a LENDER. AGENT and its affiliates may (without having to account therefor to any LENDER) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with BORROWER or any of its Subsidiaries or any guarantor of the Liabilities hereunder (and any affiliates of them) as if it were not acting as AGENT and AGENT may accept fees and other consideration from BORROWER or its Subsidiaries, for services in connection with this Agreement or any of the other Loan Documents or otherwise without having to account for the same to the LENDERS.

     9.10 RESIGNATION OR REMOVAL OF AGENT; SUCCESSOR AGENT.

         (a) Subject to the appointment and acceptance of a successor AGENT as provided below, AGENT may resign at any time by giving not less than 30 days' prior written notice thereof to the LENDERS and BORROWER and AGENT may be removed at any time with cause by a unanimous vote of the LENDERS other than AGENT, provided that BORROWER shall be promptly notified thereof. Upon any such resignation or removal, the REQUIRED LENDERS shall have the right to appoint a successor AGENT which shall be a LENDER or another bank or financial institution reasonably acceptable to BORROWER and having a combined capital and surplus of at least $500,000,000, provided, however, that if an Event of Default shall have occurred and is continuing, any such other bank or financial institution need not be acceptable to BORROWER. If no successor AGENT shall have been so appointed by the REQUIRED LENDERS and shall have accepted such appointment within thirty days after the REQUIRED LENDERS' removal of the retiring AGENT, then the retiring AGENT may, after consultation with BORROWER and within ten days thereafter, on behalf of and on notice to the LENDERS, appoint a successor AGENT, which shall be one of the LENDERS. (b) The REQUIRED LENDERS or the retiring AGENT, as the case may be, shall upon the appointment of a successor AGENT promptly so notify BORROWER. (c) Upon the acceptance of any appointment as AGENT hereunder by a successor AGENT, such successor AGENT shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring AGENT, and the retiring AGENT shall be discharged from its duties and obligations hereunder.

         (d) After any retiring AGENT's removal hereunder as AGENT, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as AGENT.

     9.11  ACTIONS  OF  AGENT;  FAILURE  OF AGENT  TO ACT.

         (a) Subject to the provisions of Section 9.6, AGENT will, upon the occurrence of an Event of Default, act in accordance with the decisions of the REQUIRED LENDERS.

         (b) Except for action expressly required of AGENT hereunder, AGENT shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnifica-tion obligations of LENDERS under Section 9.8(b) hereof in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         (c) AGENT shall not have any liabilities or responsibilities to BORROWER on account of the failure of any LENDER to perform its obligations hereunder or to any LENDER on account of the failure of BORROWER or the other LENDER to perform its obligations hereunder or under any of the other Loan Documents or other document or instrument referred to or provided for herein or therein.

         (d) Notwithstanding any other provision of this Agreement to the contrary, AGENT shall not itself, nor shall its directors, managers, officers, employees or agents, be liable or responsible, directly or indirectly, to the LENDERS for any action taken, or omitted to be taken by it in good faith, or for the consequences of any oversight or error of judgment on its or their part occurring in good faith, unless the taking of, or omitting to take, such action on the part of AGENT, or such oversight or error in judgment on the part of AGENT or its directors, managers, officers, employees or agents, constitutes willful misconduct or gross negligence. In the absence of such willful misconduct or gross negligence by or on behalf of AGENT, but subject to the provisions of subsection (e) below, the LENDERS hereby ratably indemnify AGENT (to the extent not reimbursed by BORROWER) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses which may be imposed on, incurred by or against AGENT in any way relating to or arising out of this Agreement or the Loan Documents or any action taken or omitted to be taken by AGENT under or pursuant to this Agreement or the Loan Documents, excluding the normal cost to AGENT in connection with the administration of the Revolving Loan.

         (e) No LENDER makes any representation of any kind to any other present or future party to this Agreement as it relates to the perfection or priority of any security interest in the Collateral and no LENDER will have any rights against any present or future party to this Agreement or the agents of any LENDER for any cause of action arising out of the lack of perfection or the priority of any lien on the Collateral.

     9.12 AMENDMENTS CONCERNING AGENCY FUNCTION. Notwithstanding anything to the contrary contained in this Agreement, AGENT shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any of the other Loan Documents or other documents or instruments referred to or provided herein or therein which affects its duties, rights, and/or function hereunder or thereunder unless it shall have given its prior written consent thereto.

     9.13 PROCEDURES FOR LENDERS FUNDING ADVANCES.

         (a) AGENT shall give written notice to each LENDER of each request for an Advance under the Revolving Loan, by telephone, facsimile transmission, hand delivery or overnight courier. Each such notice shall summarize the request for an Advance under the Revolving Loan and shall specify (1) the date of the requested Advance, (2) the aggregate amount of the requested Advance, (3) the applicable LENDER's Pro Rata Share of the requested Advance, and (4) the applicable interest rate selected by BORROWER with respect to such Advance, or any portion thereof, and, in the case of the LIBOR Option, the applicable LIBOR Based Interest Period, selected, or deemed selected, by BORROWER. Each LENDER shall, before 11:00 a.m. (New York time) on the date set forth in any such request for an Advance, make available to AGENT, at an account to be designated by AGENT, in same day funds, each LENDER's Ratable portion of the requested Advance. After AGENT's receipt of such funds and upon AGENT's determination that the applicable conditions to make the requested Advance have been fulfilled, AGENT shall make such funds available to BORROWER as provided for in this Agreement. Promptly after receipt by AGENT of written request from any LENDER, AGENT shall deliver to the requesting LENDER a copy of BORROWER's request for an Advance, provided, however, that AGENT's providing proof of its funding of such Advance shall presumptively and without more evidence that BORROWER made request for such Advance in the aggregate amount of the funded Advance and that such Advance was timely made. Also promptly after receipt by AGENT of written request from any LENDER, AGENT shall deliver to the requesting LENDER the accompanying certifications and such other instruments, documents, certifications and approvals delivered by or on behalf of BORROWER to AGENT in support of the requested Advance.

         (b) (1) The Outstanding amount of the Advances may fluctuate through AGENT's disbursement of funds to, and receipt of funds from, BORROWER. Payments shall be made by AGENT to the LENDERS or by the LENDERS to AGENT by wire transfer or otherwise, but in any event in immediately available funds.

             (2) The obligation of AGENT and the LENDERS to make settlement on the Settlement Date as set forth above shall exist and continue notwithstanding
(A) the amount of any Advance may not comply with any minimum amount for borrowings that may be required hereunder, (B) whether any conditions specified in Article II are then satisfied, (C) whether an Event of Default (or events which but for the passage of time or the giving of notice would be such an Event of Default) exists on the Settlement Date, (D) the date of such Advance, (E) any reduction in the Total Commitments after any such Advances were made, (F) any set-off, counterclaim, recoupment, defense or other right which such LENDER may have against AGENT, BORROWER, or any other person for any reason whatsoever; (G) any adverse change in the condition (financial or otherwise) of BORROWER or any of its Subsidiaries; (H) the acceleration or maturity of any Advances or the termination of the Commitments after the making of any Advance; (I) any breach of this Agreement by any party to this Agreement, AGENT, or any LENDER; or (J) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

             (3) In the event that any settlement cannot for any reason take place on the Settlement Date set by AGENT (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to BORROWER), then each LENDER shall forthwith purchase, without recourse or warranty (as of the Settlement Date which would otherwise have occurred, but adjusted for any payments received from BORROWER on or after such date and prior to such purchase) from AGENT such participation in the Outstanding Advances as shall be necessary to cause all of the LENDERS to share in such Advances ratably based upon their respective Pro Rata Share of the Total Commitments, provided that all interest payable on any such Pro Rata Share shall be for the account of AGENT until the date on which the respective participation is purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date.

             (4) If any portion of any amount paid (or deemed to be paid) to AGENT should be recovered from AGENT by or on behalf of BORROWER in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all LENDERS as shall be necessary to cause all of the LENDERS to share in such Advances ratably based upon their respective Pro Rata Share of the Total Commitments.

     9.14 NATURE OF OBLIGATIONS OF LENDERS. The obligations of the LENDERS hereunder are several and not joint. Failure of any LENDER to fulfill that LENDER's obligations hereunder shall not result in any other LENDER becoming obligated to advance more than its Pro Rata Share of an Advance, nor shall such failure release or diminish the obligations of any other Lender to fund its Pro Rata Share of an Advance.

     9.15 NON-RECEIPT OF FUNDS BY AGENT. Unless AGENT shall have received notice from a LENDER or BORROWER (either one as appropriate being the "Payor") prior to the date on which such LENDER is to make payment hereunder to AGENT of Revolving Loan proceeds or BORROWER is to make payment to AGENT, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor will not make the Required Payment in full to AGENT, AGENT may assume that the Required Payment has been made in full to AGENT on such date, and AGENT in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make the amount thereof available to the intended recipient on such date. If and to the extent the Payor shall not have in fact so made the Required Payment in full to AGENT, the recipient of such payment shall repay to AGENT forthwith on demand such amount made available to it together with interest thereon, for each day from the date such amount was so made available by AGENT until the date AGENT recovers such amount, at the Default Rate.

     9.16 SHARING OF PAYMENTS AMONG LENDERS.

         (a) (1) The calculation of each LENDER's Pro Rata Share of interest on any Advance shall (i) commence on the date of its funding of its Pro Rata Share of an Advance under the Revolving Loan on the Settlement Date and (ii) end on the date that the LENDER receives funds in payment of its Pro Rata portion of such Advance; provided, however, that as it relates to AGENT, AGENT shall only be liable for the payment of interest actually received by it from BORROWER and also for interest due during the period of time between the date of AGENT's aforesaid receipt of such interest and the time AGENT makes settlement as required by this Agreement.

             (2) Nothing in the foregoing shall be deemed to relieve any LENDER from any obligation imposed upon it under this Agreement to make its pro rata share of Loans.

         (b) If a LENDER shall obtain payment of any principal of its Revolving Note or interest thereon, or shall receive any Collateral or proceeds thereof with respect to any Revolving Note or any interest to which it is entitled, whether voluntarily or involuntarily, and whether through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means (including direct payment), and such payment results in such LENDER receiving a greater payment than it would have been entitled to had such payment been paid directly to AGENT for disbursement to LENDERS, then such LENDER shall promptly purchase for cash from the other LENDERS participations in the Revolving Loan in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all LENDERS shall share Ratably the benefit of such payment. To such end, LENDERS shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. BORROWER agrees that any LENDER so purchasing a participation in the Revolving Loan may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation. Nothing contained herein shall require any LENDER to exercise any such right or shall affect the right of any LENDER to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of BORROWER.

     9.17 EFFECT OF A LENDER'S FAILURE TO MAKE AN ADVANCE.

         (a) Failure to Fund: In the event any LENDER fails for any reason to fund the portion it is required to fund of any Advance of Revolving Loan proceeds by 3:00 p.m. on the second Business Day after the date established by AGENT as the date such Advance is to be made, such LENDER shall be a "Delinquent Lender" for all purposes hereunder until and unless such delinquency is cured in accordance with the terms and by the time permitted under subsection (b) below, and the following provisions shall apply:

             (1) AGENT shall notify (such notice being referred to as the "Delinquency Notice") each LENDER and BORROWER of any LENDER's failure to fund. Each LENDER who is not a Delinquent Lender shall have the right, but in no event or under any circumstance the obligation, to fund such Delinquent Lender's portion of such Advance, provided that, within twenty (20) days of the date of the Delinquency Notice (the "Election Period"), such non-Delinquent Lender (the "Electing Lender") irrevocably commits by notice in writing (an "Election
Notice") to AGENT, the other LENDERS and BORROWER to fund the Delinquent Lender's portion of the Advance that is the subject of the delinquency and to assume the Delinquent Lender's obligations with respect to the advancing of the entire undisbursed portion of the Delinquent Lender's individual Commitment (such entire undisbursed portion of the Delinquent Lender's individual Commitment, including its portion of the Advance that is the subject of the delinquency, the "Delinquency Amount"). If AGENT receives more than one Election Notice within the Election Period, then all LENDERS who are not Delinquent Lenders and who have so elected (collectively, the "Electing Lenders") shall be deemed to have committed Ratably to fund shares of the Delinquency Amount based upon the amounts of their respective individual Commitments. If there are one or more Electing Lenders and the Delinquent Lender fails to cure during the Election Period as provided in subsection (b) below, then upon the expiration of the Election Period, each Electing Lender's individual Commitment shall be automatically increased by the Delinquency amount (if there is only one Electing Lender) or such Electing Lender's Pro Rata Share, determined as aforesaid, of the Delinquency Amount (if there are two or more Electing Lenders), and the Delinquent Lender's individual Commitment shall automatically be reduced by the Delinquency Amount. AGENT shall thereupon notify BORROWER and each LENDER of (i) the adjusted amounts of the individual Commitments and (ii) if the Advance that was the subject of the delinquency was not made pursuant to Section 9.15 hereof or was refunded by BORROWER pursuant to subsection (a)(5) of this Section, the rescheduled date of such Advance (which shall be no sooner than three Business Days after such notice). In the event AGENT shall have funded, pursuant to
Section 9.15 hereof, the entire Advance that was the subject of the delinquency (including the Delinquent Lender's portion), and BORROWER shall not have refunded such advance pursuant to subsection (a)(5) of this Section, the Electing Lender(s) shall remit to AGENT the Delinquent Lender's portion of the

Advance, or their Pro Rata Share thereof, as the case may be, within three Business Days of the notice provided for in the immediately preceding sentence, and AGENT shall reimburse itself from such funds for making the Delinquent Lender's portion of the Advance. Notwithstanding anything to the contrary contained herein, if AGENT advances its own funds in respect of a Delinquent Lender's portion of an Advance, AGENT shall be entitled to the interest at the applicable Default Rate on the portion of the principal amount represented thereby, from the date AGENT makes such Advance until the date it is reimbursed therefor.

             (2) In connection with the adjustment of the amounts of the individual Commitments of the Delinquent Lender and Electing Lender(s) upon the expiration of the Election Period as aforesaid, BORROWER covenants that it shall, promptly following the request of the Electing Lender(s), execute and deliver to each Electing Lender and the Delinquent Lender replacement Revolving Notes substantially in the form of the Revolving Note or Revolving Notes being replaced and stating:

                 "This Note is a replacement Revolving Note as contemplated by
                 Section 9.17 of the Loan Agreement; it replaces and is in lieu of that certain Revolving Note made by Maker dated [Closing Date] to the order of [Delinquent Lender] in the principal sum of [Delinquent Lender's] original individual Revolving Loan Commitment]."

Such replacement Revolving Notes shall be in amounts equal to such LENDERS' respective individual Commitments, as adjusted. All such replacement Revolving Notes shall constitute "Revolving Notes" for purposes of this Agreement and the Loan Documents or other documents or instruments referred to or provided for herein or therein. The execution and delivery of replacement Revolving Notes as required above shall be a condition precedent to any further advances of Revolving Loan proceeds.

             (3) In the event that no LENDER elects to commit to fund the Delinquency Amount within the Election Period as provided in subsection (a) of this Section, AGENT shall, upon the expiration of the Election Period, so notify BORROWER and each LENDER and the provisions of Section 9.18 hereof shall apply.

             (4) Subject to a Delinquent Lender's right to cure as provided in subsection (b) below, but notwithstanding anything else to the contrary contained in this Agreement, if any LENDER fails (i) to make available to AGENT its Pro Rata Share of any Advance under the Revolving Loan or (ii) to purchase its Pro Rata Share of any other obligation arising under the Total Commitments or (iii) to comply with the provisions in this Agreement with respect to making dispositions and arrangements with the other LENDERS, where such LENDER's share of any payment received, whether by setoff or otherwise, is in excess of its Pro Rata Share of such payments due and payable to all of the LENDERS, in each case as, when and to the full extent required by the provisions of this Agreement, or
(iv) to adjust promptly the amount of such LENDER's Outstanding Advances and its Pro Rata Share of the other obligations (if any) arising under the Total Commitments, then such LENDER shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. In addition, the Delinquent Lender's interest in, and any and all amounts due to a Delinquent Lender under, the Loan Documents or other documents or instruments referred to or provided for herein or therein (including, without limitation, all principal, interest, fees and expenses) shall be subordinate in lien priority and to the repayment of all amounts (including, without limitation, interest) then or thereafter due or to become due to the non-Delinquent Lenders under the Loan Documents or other documents or instruments referred to or provided for herein or therein (including future Advances). In furtherance of the foregoing, the Delinquent Lender shall be deemed to have assigned any and all payments due to it from BORROWER, whether on account of Outstanding Advances, interest, fees or otherwise, to the remaining non-Delinquent Lenders for application to, and reduction of, their respective Pro Rata Shares of all Outstanding Advances and the Delinquent Lender hereby authorizes AGENT to distribute all payments from or on behalf of BORROWER to the non-Delinquent Lenders in proportion to their re-adjusted respective Pro Rata Shares of all Outstanding Advances. Also, the Delinquent Lender shall have no right to participate in any discussions among and/or decisions by the LENDERS hereunder and/or under the other Loan Documents or other documents or instruments referred to or provided for herein or therein and the Delinquent Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by AGENT and/or the non-Delinquent Lenders under, any of the Loan Documents or other documents or instruments referred to or provided for herein or therein which is made subsequent to the Delinquent Lender's becoming a Delinquent Lender.

             (5) If, pursuant to the operation of Section 9.15 hereof, an Advance of Revolving Loan proceeds is made without AGENT's receipt of a Delinquent Lender's portion thereof, BORROWER shall, upon demand of AGENT, refund the entire such advance to AGENT. BORROWER's failure to do so within ten
(10) days of such demand shall, notwithstanding anything to the contrary contained in any of the Loan Documents, constitute an Event of Default under this Agreement and the other Loan Documents. Upon its receipt of such funds from BORROWER, AGENT shall promptly remit to each non-Delinquent Lender its appropriate share thereof.

         (b) Cure by Delinquent Lender.

             (1) A Delinquent Lender may cure a delinquency arising out of its failure to fund its required portion of any Advance if, within the Election Period, it remits to AGENT its required portion of such Advance (together with interest thereon at the Default Rate from the date such Advance was to have been made if such Advance was made by AGENT and not refunded by BORROWER pursuant to subsection (a)(5) of this Section above), in which event AGENT shall so notify BORROWER and the LENDERS who are not Delinquent Lenders: (i) of its receipt of such funds; and (ii)(A) if the Advance that was the subject of the delinquency shall not have been made (or shall have been refunded by BORROWER pursuant to subsection (a)(5) of this Section above), of the rescheduled date of the Advance (which shall be no sooner than 3 Business Days after such notice) or (B) if AGENT shall have funded the entire Advance that was the subject of the delinquency (including the Delinquent Lender's portion) and BORROWER shall not have refunded such advance pursuant to subsection (a)(5) of this Section above, of its intention to reimburse itself from funds received from the Delinquent Lender (which reimbursement is hereby authorized) for funding the Delinquent Lender's required portion of the Advance. In the event any Delinquent Lender cures a delinquency prior to the expiration of the Election Period (or thereafter with the consent of all of the non-Delinquent Lenders), such Delinquent Lender nonetheless shall be bound by any amendment to or waiver of any provision of, or any action taken or omitted to be taken by AGENT and/or the non-Delinquent Lenders under, any of the Loan Documents or other documents or instruments referred to or provided for herein or therein which is made subsequent to that LENDER's becoming a Delinquent Lender and prior to its curing the delinquency as provided in this subsection, provided that such amendment or waiver of action was taken in accordance with the provisions of this Agreement. A Delinquent Lender shall have absolutely no right to cure any delinquency after the expiration of the Election Period unless all LENDERS in their sole discretion elect to permit such cure.

             (2) If not previously satisfied directly by the Delinquent Lender, a Delinquent Lender shall also be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all Outstanding Advances and of the non-Delinquent Lenders (as set forth in subsection (a)(4) above), the LENDERS' respective Pro Rata Shares of all Outstanding Advances have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency, provided, however, that (i) any cure under this subsection (2) shall not reinstate the Delinquent Lender's right to participate in any discussions among and/or decisions by the LENDERS hereunder and/or under the other Loan Documents or other documents or instruments referred to or provided for herein or therein and (ii) the Delinquent Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by AGENT and/or the non-Delinquent Lenders under, any of the Loan Documents or other documents or instruments referred to or provided for herein or therein which may be made subsequent to a satisfaction of any deficiency pursuant to this subsection (2).

         (c) Delinquent LENDER Not Excused. Nothing contained in the foregoing subsections (a) and (b) above shall release, or in any way limit, a Delinquent Lender's obligations as a LENDER hereunder and/or under any of the other of the Loan Documents or other documents or instruments referred to or provided for herein or therein. Further, a Delinquent Lender shall indemnify and hold harmless AGENT and each of the non-Delinquent Lenders from any claim, loss, or costs incurred by AGENT and/or the non-Delinquent Lenders as a result of a Delinquent Lender's failure to comply with the requirements of this Agreement, including, without limitation, any and all additional losses, damages, costs and expenses (including, without limitation, attorneys' fees) incurred by AGENT and any LENDER as a result of and/or in connection with (1) a non-Delinquent Lender's acting as an Electing Lender, (2) any enforcement action brought by AGENT against a Delinquent Lender, and (3) any action brought against AGENT and/or LENDERS. The indemnification provided above shall survive any termination of this Agreement.

         (d) Notices Regarding Delinquent Lender. Notices by AGENT or LENDERS pursuant to subsections (a) and (b) above may be by telephone (to be promptly confirmed in writing).

    9.18  REPLACEMENT LENDER.

         (a) In the event a LENDER becomes a Delinquent Lender and no other LENDER elects to make Advances to meet the Pro Rata Share of Advances that were to have been made by the Delinquent Lender, BORROWER shall have the right, at any time provided there exists no Event of Default or event which, but for the passage of time or the giving of notice, would be such an Event of Default, to cause another financial institution reasonably acceptable to the REQUIRED LENDERS to assume the Delinquent Lender's obligations with respect to the Delinquency Amount on the then-existing terms and conditions of the Loan Documents (such replacement institution, a "Replacement Lender"). Such assumption shall be pursuant to a written instrument reasonably satisfactory to the REQUIRED LENDERS. Upon such assumption, the Replacement Lender shall become a "LENDER" for all purposes hereunder, with all Individual Loan Commitment in an amount equal to the Delinquency Amount, and the Delinquent Lender's individual Commitment shall automatically be reduced by the Delinquency Amount. In connection with the foregoing, BORROWER shall execute and deliver to the Replacement Lender and the Delinquent Lender a replacement Revolving Note substantially in the form of the Revolving Note held by the Delinquent Lender and stating:

               "This Note is a replacement Revolving Note as contemplated by
               Section 9.18 of the Loan Agreement; it replaces and is in lieu of that certain note made by Maker dated [Closing Date] to the order of [Delinquent Lender] in the principal sum of [Delinquent Lender's original individual Revolving Loan Commitment]."

Such replacement Revolving Note shall be in amounts equal to, in the case of the Replacement Lender's Revolving Note, the Delinquency Amount and, in the case of the Delinquent Lender's Revolving Note, its individual Commitment, as reduced as aforesaid. Such replacement Revolving Notes shall constitute a "Revolving Note" for purposes of this Agreement and the other Loan Documents.

     (b) LENDERS shall reasonably cooperate with BORROWER's attempts to obtain a Replacement Lender, but they shall not be obligated to modify the Loan Documents in connection therewith, other than such modifications as may be required to reflect the admission of the Replacement Lender as a LENDER.

     9.19 ASSIGNMENTS BY LENDERS.

     (a) (1) Each LENDER may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement upon consent of BORROWER (so long as no Event of Default has occurred and is continuing) and AGENT, which consent shall not be unreasonably withheld (including, without limitation, all or a portion of its Commitment, the Advances owing to it, and the Revolving Note or Revolving Notes held by it); provided, however, that the following shall apply:

                 (A) no such consent shall be required in the case of any assignment to the Federal Reserve Bank;

                 (B) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning LENDER's rights and obligations under this Agreement;

                 (C) the amount of the Commitment of the assigning LENDER being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than Five Million ($5,000,000) Dollars, must be in an integral multiple of One Million ($1,000,000) Dollars thereafter, and the assigning LENDER must retain at least Five Million ($5,000,000) Dollars of its Commitment provided, however, that any LENDER may assign any portion of its Commitment to another LENDER, provided the assigning LENDER retains at least Five Million ($5,000,000) Dollars of its Commitment) and provided further, however, that in the event that any LENDER is the holder of a Commitment in an amount less than $5,000,000, such LENDER's assignment must be for the entirety of its Commitment; and

                 (D) each such assignment shall be to an Eligible Assignee.

             (2) Upon such execution, delivery, acceptance and recording (if applicable), from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least fifteen Business Days after the execution thereof, the following shall apply:

                 (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a LENDER hereunder, and

                 (B) the LENDER assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning LENDER's rights and obligations under this Agreement, such LENDER shall cease to be a party hereto).

             (3) By executing and delivering an Assignment and Acceptance, the LENDER assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:

                 (A) other than as provided in such Assignment and Acceptance, such assigning LENDER makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto;

                 (B) such assigning LENDER makes no representation or warranty and assumes no responsibility with respect to the financial condition of BORROWER or the performance or observance by BORROWER of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;

                 (C) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                 (D) such assignee will, independently and without reliance upon AGENT, such assigning LENDER or any other LENDER and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                 (E) such assignee confirms that it is an Eligible Assignee;

                 (F) such assignee appoints and authorizes AGENT to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to AGENT by the terms hereof, together with such powers as are reasonably incidental thereto; and

                 (G) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a LENDER.

             (4) Upon its receipt of an Assignment and Acceptance executed by an assigning LENDER and an assignee representing that it is an Eligible Assignee, together with any Revolving Note subject to such assignment, AGENT shall (A) accept such Assignment and Acceptance, and (B) give prompt notice thereof to BORROWER.

             (5) Within five Business Days after its receipt of such notice, BORROWER, at its own expense, shall execute and deliver to AGENT in exchange for the surrendered Revolving Note a new Revolving Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning LENDER has retained a Commitment hereunder, a new Revolving Note to the order of the assigning LENDER in an amount equal to the Commitment retained by it hereunder. Such new Revolving Note shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit "A" hereto.

         (b) Any LENDER  may,  in  connection  with any  assignment  or proposed assignment pursuant to this Section, disclose to the assignee or proposed assignee, any information relating to BORROWER furnished to LENDER by or on behalf of BORROWER; provided that, prior to any such disclosure, the assignee or proposed assignee shall agree to preserve the confidentiality of any confidential information relating to BORROWER received by it from such LENDER to the same extent as AGENT and the LENDERS.

     9.20 PARTICIPATIONS.

         (a) BORROWER, AGENT and LENDERS agrees that any LENDER may (without the consent of any other party hereto) sell participations to one or more banks or other entities (each a "Participant") in a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the Advances owing to it, and the Revolving Note held by it); provided, however, that the following shall apply:

             (1) such LENDER's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged,

             (2) such LENDER shall remain solely responsible to the other parties hereto for the performance of such obligations,

             (3) such LENDER shall retain a controlling interest over its Participants in its Commitment,

             (4) such LENDER shall remain the holder of any such Revolving Note for all purposes of this Agreement, and BORROWER, AGENT and the other LENDER shall continue to deal solely and directly with such LENDER in connection with such LENDER's rights and obligations under this Agreement, and

             (5) no Participant (other than an affiliate of a LENDER which is a party hereto) shall be entitled under the relevant participation agreement or any associated agreement to require such LENDER to take or omit to take any action hereunder, except, to the extent that any Participant has any interest directly affected thereby, action that extends the final maturity of any Advance, reduces the rate or extends the time of payment of interest on any Advance, extends the time for payment, or reduces any payment or fee payable to such LENDER hereunder.

         (b) As part of such sale of participations, the selling LENDER may without the consent of any party hereto grant pari passu interests in the Advances, this Agreement, the Revolving Note applicable to such LENDER, and the other Loan Documents to any such person, firm or corporation. So long as the selling LENDER remains a LENDER under this Agreement, such person, firm or corporation shall through its participation with LENDER share on a derivative basis and on a pari passu basis all the powers and rights given to LENDER in respect thereof but neither AGENT nor any other party hereto shall be required to deal in any way with any such participant. AGENT and other parties to this Agreement will continue to deal in all respects with the selling LENDER as though no sale of a participation had been made by such selling LENDER.

         (c) Any LENDER may, in connection with any participation or proposed participation pursuant to this Section, disclose to the participant or proposed participant, any information relating to BORROWER furnished to LENDER by or on behalf of BORROWER; provided that, prior to any such disclosure, the participant or proposed participant shall agree to preserve the confidentiality of any confidential information relating to BORROWER received by it from such LENDER to the same extent as AGENT and the LENDERS.

     9.21 BENEFITS RESTRICTED. Except as expressly provided in this Article IX, neither BORROWER nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, AGENT shall act solely as agent for LENDERS and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with BORROWER or any of its Subsidiaries.

     9.22 WITHHOLDING TAXES. Each LENDER represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to AGENT such forms, certifications, statements and other documents as AGENT may reasonably request from time to time: (a) to evidence such LENDER's exemption from the withholding of any tax imposed by any jurisdiction, or (b) to enable AGENT to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any LENDER is not created or organized under the laws of the United States or any state thereof, such LENDER will furnish to AGENT Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such LENDER as evidence of such LENDER's exemption from the withholding of United States tax with respect thereto. AGENT shall not be obligated to make any payments hereunder to such LENDER in respect of the Revolving Loan until such LENDER shall have furnished to AGENT the requested form, certification, statement or document.

     9.23 DELIVERY OF REVOLVING LOAN DOCUMENTS.

         (a) AGENT represents that it has delivered true and complete copies of all Loan Documents which have been executed in connection with the Revolving Loan. A list of said Loan Documents are identified on the Closing Statement delivered to each LENDER on the date hereof.

         (b) Each LENDER acknowledges receipt and approval of copies of all said documents.

     9.24 DEEMED CONSENT OR APPROVAL. With respect to any requested amendment, waiver, consent or other action which requires the approval of the REQUIRED LENDERS or all of the LENDERS, as the case may be, in accordance with the terms of this Agreement, or if AGENT is required hereunder to seek, or desires to seek, the approval of the REQUIRED LENDERS or all of the LENDERS, as the case may be, prior to undertaking a particular action or course of conduct, AGENT in each such case shall provide each LENDER with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct. AGENT may (but shall not be required to) include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect:

              "THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE. FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY BORROWER OR THE COURSE OF CONDUCT PROPOSED BY AGENT AND RECITED ABOVE."

and if the foregoing legend is included by AGENT in its communication, a LENDER shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such LENDER fails to object to such action or course of conduct by written notice to AGENT within ten (10) calendar days of such LENDER's receipt of such notice.

     9.25 COMPENSATION OF AGENT.

         (a) It is understood that AGENT will receive for its benefit and not for the benefit of the LENDERS each of the following:

             (1) the Loan Closing Fee set forth in Section 2.15(a) above;

             (2) the Verification Fees payable under Section 5.11 above;

             (3) the field examination fees payable under Section 5.12 above;

             (4) the Collateral Management Fees payable under Section 5.13 above; and

             (5) any increased interest payable by virtue of the two collection days described in Section 2.5(b)(8) above


         (b) In addition, AGENT shall receive the compensation set forth in the letter or other understanding relating to AGENT's fees or "override" delivered or communicated to the LENDERS prior to the date hereof.


                                END OF ARTICLE IX

                                    ARTICLE X
                                  MISCELLANEOUS


     10.1 COMMUNICATIONS AND NOTICES:

         (a) Any communications between the parties hereto or notices provided herein to be given may be given by mailing the same, certified mail, return receipt requested, postage prepaid or by confirmed facsimile transmission or hand delivery or by an overnight delivery service, as follows: (1) to AGENT at:
750 Walnut Avenue Cranford, New Jersey 07016 Attn: Account Officer for Five Star Group, Inc.;

             (2) to BORROWER at the address first above given for BORROWER in this Agreement;

             (3) to any LENDER at the address given for any such LENDER in this Agreement;

             (4) to such other addresses as any party may in writing hereafter indicate by notice given in conformity with this Section.

         (b) Notices sent by certified mail shall be deemed received when accepted. Notices sent by confirmed facsimile transmission or hand delivery shall be deemed received when delivered to the address and/or person designated in this Section. Notices sent by overnight delivery service shall be deemed received upon delivery.

     10.2  LENDER MAY PAY,  SATISFY,  DISCHARGE  OR BOND  CERTAIN OF  BORROWER'S
OBLIGATIONS: In the event that BORROWER shall default in the performance of any of the provisions of this Agreement or in the event that BORROWER shall fail to pay any tax, assessment, government charge or levy, except as the same are being contested in good faith by appropriate proceedings, or shall fail to discharge any lien, encumbrance or security interest prohibited hereby, or shall fail to comply with any other obligation of BORROWER to AGENT or any LENDER hereunder, AGENT may, but shall not be required to, pay, satisfy, discharge or bond the same for the account of BORROWER and all moneys so paid out shall be an obligation of BORROWER hereunder, repayable on demand, together with per annum interest at the Default Rate.

     10.3 PLEDGE TO FEDERAL RESERVE: Any LENDER may at any time pledge all or any portion of its rights under the Loan Documents including its Revolving Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release any such LENDER from its obligations under any of the Loan Documents.

     10.4 PAYMENTS IN LAWFUL MONEY OF THE UNITED STATES: All payments shall be in lawful money of the United States in immediately available funds unless otherwise provided in this Agreement.

     10.5 SUCCESSORS AND ASSIGNS: This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that BORROWER shall not assign this Agreement or any of its rights, duties or obligations hereunder without the prior written consent of AGENT and all LENDERS and any purported assignment or delegation without such consent shall be void.

     10.6 AGENT'S/LENDERS' RIGHTS NOT IMPAIRED BY DELAY IN EXERCISING RIGHTS: No delay or omission to exercise any right, power or remedy accruing to AGENT or any LENDER upon any breach or default (whether such breach or default is now or hereafter occurring) of BORROWER under this Agreement, any Revolving Note or any of the other Loan Documents shall (a) impair any such right, power or remedy of AGENT or any such LENDER, (b) be construed to be a waiver of any such breach or default, or an acquiescence therein, or (c) be construed to be a waiver of or an acquiescence in any similar breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of AGENT or any such LENDER of any breach or default under this Agreement, any Revolving Note or any of the other Loan Documents, or any waiver on the part of AGENT or any LENDER of any provision or condition of this Agreement or any of such other Loan Documents, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Revolving Notes or any of the other Loan Documents, or by law or otherwise afforded to of AGENT or any LENDER shall be cumulative and not alternative.

     10.7 LENDER'S COSTS AND EXPENSES:

         (a) BORROWER will pay the reasonable fees and the reasonable out-of-pocket expenses incurred by AGENT in connection with (1) the preparation of this Agreement and other related documents, whether or not the transactions hereby contemplated shall be consummated, (2) the making of the Revolving Loan hereunder and (3) the determination and/or enforcement of the rights of AGENT in connection with such documents and/or with the Revolving Loan. Such out-of-pocket expenses include but are not limited to, charges for the examination of title, inspections and drawings of paper, recording and filing fees, and all reasonable attorneys' fees, including the fees and disbursements of AGENT's counsel.

         (b) Whenever any attorney is used to provide advice to AGENT regarding AGENT's relationship with BORROWER or whenever any attorney is used to collect any obligation or to determine, preserve or enforce any right of AGENT or any LENDER against BORROWER or against the Collateral under this Agreement, any Revolving Note or any of the other Loan Documents, whether by suit or other means, BORROWER agrees to pay the reasonable attorney's fees and other costs and expenses incurred by AGENT or such LENDER. BORROWER also agrees to pay AGENT's attorneys a reasonable fee and costs and expenses for enforcing against third parties any other rights of AGENT pertaining hereto including AGENT's defending against any claim pertaining to the Collateral, provided, however, that BORROWER shall not be obligated to pay for more than one attorney representing AGENT and the LENDERS except during such period of time as an Event of Default may have occurred and is continuing.

         (c) Any payment required of BORROWER hereunder shall be made within 10 days of AGENT's request that BORROWER do so. The amount of all such expenses may, at the option of AGENT, either be directly charged against a specially designated demand deposit account of BORROWER at AGENT or, in the absence of such designation or in the event that there are insufficient funds in such designated account, then to any demand deposit account of BORROWER at AGENT as of each due date. In the event that there are insufficient funds in any such account on any applicable payment due date, then AGENT is hereby authorized to effect payment by charge against the Revolving Loan by increasing the principal balance of the Revolving Loan as though an Advance were taken by BORROWER against the Revolving Loan in the amount of any payment effected by AGENT. BORROWER's failure to make any such payment or AGENT's inability to charge against or add to the Revolving Loan shall be an Event of Default hereunder.

         (d) Until paid by BORROWER, all of the expenses set forth in this Section above shall bear interest at the Default Rate and all such amounts shall be added to the Revolving Loan and shall be secured by the Collateral.

     10.8 NO WAIVER OF LENDER'S RIGHT OF SET-OFF: Nothing in this Agreement shall be deemed any waiver or prohibition of AGENT's or any LENDER's right of set-off.

     10.9 GOVERNING LAW: This Agreement and each of the other Loan Documents shall be governed by, and construed under, the laws of the State of New Jersey.

     10.10 FORUM FOR LITIGATION: BORROWER agrees that, in addition to any other available forum, any suit, action or proceeding against it arising under or growing out of, or relating to this Agreement or any note or other instrument or agreement required hereunder, or any other instrument executed by BORROWER for the benefit of AGENT or any LENDER, may be instituted in any Federal court in the State of New Jersey or any State court in the State of New Jersey or in any other court having jurisdiction, and BORROWER hereby waives any objection which it might have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding and waives any claim or defense of inconvenient forum.

     10.11 AGREEMENT MUST BE SIGNED BY AGENT AND LENDER:

         (a) This Agreement shall not be effective against AGENT unless signed by an officer of AGENT. (b) This Agreement shall not be effective against any LENDER unless signed by an officer of such LENDER.

     10.12 ENTIRE UNDERSTANDING: This Agreement contains the entire understanding of the parties and any promises or representations not herein contained shall have no force and effect, unless in writing, duly signed by the party to be charged.

     10.13 MODIFICATIONS: As it relates to AGENT, neither this Agreement nor any portion or provision hereof may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by AGENT.

     10.14 CONTINUATION OF SECURITY INTERESTS: The security interests, liens, and rights granted to AGENT and each LENDER hereunder shall continue in full force and effect notwithstanding the fact that BORROWER's account may, from time to time, be temporarily in a credit position.

     10.15  SURVIVAL  OF  REPRESENTATIONS:   All  representations,   warranties,
covenants, waivers and agreements contained herein shall survive execution hereof, unless otherwise provided.

     10.16 SEVERABILITY: The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by BORROWER with any of them shall not excuse non-compliance by BORROWER with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or condition exists.

     10.17 ACTIONS OF LENDER: Any requirement in this Agreement that AGENT or any LENDER act reasonably or any requirement in this Agreement that AGENT or any LENDER show materiality shall be broadly and liberally construed in favor of AGENT and each such LENDER bearing in mind the need of AGENT and each LENDER to protect its security interests and to realize upon the Collateral.

     10.18 RESTATEMENT OF PRIOR AGREEMENTS:

         (a) (1) This Agreement and the other Loan Documents restate and amend the obligations of BORROWER under the "Prior Agreements", such Prior Agreements consisting of that certain September 30, 1998 Loan and Security Agreement by and among BORROWER and Fleet Bank, National Association (as agent, and now known as Fleet National Bank) and the Banks named therein as Lenders and the Loan Documents referred to therein, as from time to time amended.

         (b) This Agreement and the other Loan Documents are intended to restate, amend, substitute for and replace in their entirety the Prior Agreements.

         (c) All sums outstanding on the date hereof under the Prior Agreements shall be and hereby are restated and recast, without more, as an Advance under the Revolving Loan.

         (d) BORROWER stipulates and agrees that all sums now owing under the Prior Agreements are due and payable to AGENT for the ratable benefit of the LENDERS without defense, setoff, recoupment or counterclaim or charge of any type or nature, whether asserted or unasserted.

            10.19 INCONSISTENCIES: In the event of any inconsistency between this Agreement and any of the other Loan Documents affording AGENT or any LENDER
     rights  and  remedies,   such   inconsistency   shall  be  resolved  by  an
interpretation
which expands such rights rather than limits such rights.

     10.20 CONFIRMATORY SEARCHES: BORROWER understands that AGENT may order confirmatory searches after the date of this Agreement in order to verify that all UCC-1 Financing Statements have been filed and that AGENT holds the lien priorities against the Collateral as required by this Agreement. BORROWER agrees to pay all of AGENT's expenses, including reasonable attorneys' fees, incurred in procuring and reviewing such searches. By its execution of this Agreement, BORROWER authorizes AGENT and each LENDER to reimburse itself for any of its expenses associated with the above in accordance with the general authorization provided to AGENT under Section 2.8 of this Agreement.

     10.21 AGENT/LENDERS NOT BORROWER'S AGENT: Nothing herein contained shall be construed to constitute AGENT or any LENDER as BORROWER's agent for any purpose whatsoever. In addition, neither AGENT nor any LENDER shall be responsible or liable for (a) any acts of omission or commission, (b) any error of judgment,
(c) any mistake of fact, (d) any shortage, discrepancy, impairment, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof or (e) any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom.

     10.22 LOST LOAN DOCUMENTS: Upon receipt of an affidavit of an officer of AGENT as to the loss, theft, destruction or mutilation of any Revolving Note or any other security document which is not of public record, BORROWER will issue, in lieu thereof, a replacement Revolving Note or other security document in the same principal amount thereof and otherwise of like tenor.

     10.23 COUNTERPARTS: This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

     10.24 WAIVER OF JURY TRIAL: BORROWER AND AGENT AND EACH LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR AGENT AND EACH LENDER TO ENTER INTO THIS AGREEMENT AND MAKE THE REVOLVING LOAN.

                                END OF ARTICLE X

     IN WITNESS WHEREOF, BORROWER and AGENT and LENDERS have caused this Loan and Security Agreement to be executed by their respective duly authorized officers on the date and year first above written.


WITNESS:                        FIVE STAR GROUP, INC.


                                By:

                                Richard Grad, President

                                SUMMIT  BUSINESS  CAPITAL  CORP.,
                                doing business as Fleet Capital-Business
                                Finance Division


                                By:    Antanas A. Liobis, Senior Vice President

                                Address:     750 Walnut Avenue
                                             Cranford, New Jersey 07016
                                Phone:       908-709-6498
                                Fax:         908-709-6352

                                DIME COMMERCIAL CORP.


                                By:    Pamela Wilson, Vice President

                                 Address:     1180 Avenue of the Americas,
                                              Fifth Floor
                                              New York, New York 10036
                                 Phone:       212-382-8343
                                 Fax:         212-382-8349

                                INDEPENDENCE COMMUNITY BANK


                                By:
                                       Timothy Gannon, Senior Vice President

                                       Address:     Independence Community Bank
                                                    195 Montague Street
                                                    11th Floor
                                                    Brooklyn, New York 11201
                                       Phone:       718-722-5604
                                       Fax:         718-722-5688